                                                                  Exhibit 1.1(a)

================================================================================


                         Nuveen Unit Trust, Series 103

                         and certain subsequent Series





                     Standard Terms and Conditions of Trust

                            Dated: October 2, 2000





                                    Between





                              Nuveen Investments,
                                   Depositor,



                                      and



                             The Bank of New York,
                             Evaluator and Trustee

================================================================================

                                     Index

                                                                            Page
Article I      Definitions.....................................................1

   Agreement...................................................................1
   Business Day................................................................1
   Capital Account.............................................................1
   Capital Distribution Date...................................................2
   Certificate.................................................................2
   Contract Securities.........................................................5
   Deferred Sales Charge.......................................................5
   Depositor...................................................................5
   Distribution Agent..........................................................5
   Evaluation Time.............................................................5
   Evaluator...................................................................5
   Final Rollover Unitholder...................................................5
   Fund........................................................................5
   In Kind Distribution........................................................5
   Income Account..............................................................5
   Income Distribution.........................................................5
   Income Distribution Date....................................................5
   Initial Date of Deposit.....................................................5
   Mandatory Termination Date..................................................5
   Mid-term Rollover...........................................................5
   Program Agent...............................................................5
   Prospectus..................................................................6
   Record Date.................................................................6
   Redemption Date.............................................................6
   Redemption Price............................................................6
   Reserve Account.............................................................6
   Rollover Distribution.......................................................6
   Rollover Notification Date..................................................6
   Rollover Unitholder.........................................................6
   Securities..................................................................6
   Special Redemption and Liquidation Period...................................6
   Trust Fund or Trust.........................................................6
   Trust Fund Evaluation.......................................................7
   Trust Indenture and Agreement or Trust Agreement............................7
   Trustee.....................................................................7
   Unit........................................................................7
   Unit Value..................................................................7
   Unitholder..................................................................7

Article II     Deposit of Securities, Acceptance of Trust, Issuance of
               Units; Form of Certificates ....................................7

   Section 2.01.    Deposit of Securities......................................7
   Section 2.02.    Acceptance of Trust.......................................12
   Section 2.03.    Issuance of Units.........................................12
   Section 2.04.    Form of Certificates......................................13

Article III    Administration of Fund.........................................13

   Section 3.01.    Certain Moneys to be Credited to Income Account...........13
   Section 3.02.    Certain Moneys to be Credited to Capital Account..........14
   Section 3.03.    Establishment of Reserve Account..........................14
   Section 3.04.    Certain Deductions and Distributions......................14
   Section 3.05.    Statements and Reports....................................18
   Section 3.06.    Extraordinary Sale of Securities..........................19
   Section 3.07.    Counsel...................................................21
   Section 3.08.    Action by Trustee Regarding Securities....................21
   Section 3.09.    Notice of Change in Capital Account.......................23
   Section 3.10.    Limited Replacement of Special Securities.................23
   Section 3.11.    Compensation of Depositor for Supervisory Services........24
   Section 3.12.    Deferred Sales Charge.....................................25
   Section 3.13.    Bookkeeping and Administrative Expenses...................26
   Section 3.14.    License Fees..............................................27
   Section 3.15.    Creation and Development Fee..............................27
   Section 3.16     Foreign Currency Exchange.................................28
   Section 3.17.    Regulated Investment Company Election.....................28

Article IV     Evaluation of Securities; The Evaluator........................28

   Section 4.01.    Evaluation of Securities..................................28
   Section 4.02.    Certain Information to Be Made Available..................30
   Section 4.03.    Compensation of the Evaluator.............................30
   Section 4.04.    Liability of the Evaluator................................30
   Section 4.05.    Resignation, Removal and Other Matters Relating to
                    the Evaluator.............................................31

Article V      Trust Fund Evaluation; Redemption of Units.....................32

   Section 5.01.    Trust Fund Evaluation.....................................32
   Section 5.02.    Redemption of Units; Sale of Securities...................33
   Section 5.03.    Rollover of Units.........................................35

Article VI     Issuance, Transfer, Interchange and Replacement of
               Certificates...................................................36

   Section 6.01.    Issuance of Certificates..................................36
   Section 6.02.    Transfer of Units; Interchange of Certificates............37
   Section 6.03.    Replacement of Certificates...............................37

   Section 6.04.    Form of Certificate.......................................38

Article VII    Depositor......................................................38

   Section 7.01.    Certain Matters Regarding Succession......................38
   Section 7.02.    Liability of Depositor and Indemnification................38

Article VIII   Trustee........................................................39

   Section 8.01.    General Matters Relating to the Trustee...................39
   Section 8.02.    Books, Records and Reports................................43
   Section 8.03.    Reports to Securities and Exchange Commission and Others..43
   Section 8.04.    Agreement and List of Securities on File..................43
   Section 8.05.    Compensation of Trustee...................................43
   Section 8.06.    Resignation, Discharge or Removal of the Trustee;
                    Successors................................................44
   Section 8.07.    Qualification of Trustee..................................46
   Section 8.08.    Collateral................................................46

Article IX     Termination....................................................46

   Section 9.01.    Procedure Upon Termination................................46
   Section 9.02.    Notice to Unitholders.....................................48
   Section 9.03.    Moneys to be Held in Trust Without Interest...............48
   Section 9.04.    Dissolution of Depositor Not to Terminate.................48

Article X      Miscellaneous Provisions.......................................48

   Section 10.01.   Amendment and Waiver......................................48
   Section 10.02.   Initial Costs.............................................49
   Section 10.03.   Registration (Initial and Current) of Units and Fund......51
   Section 10.04.   Certain Matters Relating to Unitholders...................51
   Section 10.05.   New York Law to Govern....................................51
   Section 10.06.   Notices...................................................52
   Section 10.07.   Severability..............................................52
   Section 10.08.   Separate and Distinct Series..............................52

Execution.....................................................................53

                         Nuveen Unit Trust, Series 103
                         and certain subsequent series

                     Standard Terms and Conditions of Trust

                           Effective October 2, 2000

     These Standard Terms and Conditions of Trust, Effective October 2, 2000, are executed between Nuveen Investments, as Depositor, and The Bank of New York, as Evaluator and Trustee.

                                Witnesseth That:

     In consideration of the premises and of the mutual agreements herein contained, the Depositor, Evaluator and the Trustee agree as follows:

                                  Introduction

     These Standard Terms and Conditions of Trust shall be applicable to each Series created on or subsequent to the date hereof of Nuveen Unit Trust for which The Bank of New York acts as Trustee as provided in this paragraph. For each such series of Nuveen Unit Trust to which these Standard Terms and Conditions of Trust are to be applicable, the Depositor, Evaluator and the Trustee shall execute a Trust Indenture and Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusion from or exception to such incorporation by reference for the purposes of that series or variation of the terms hereof for the purposes of that series and specifying for that series (i) the name of each Trust Fund and (ii) the Securities deposited in trust for each Trust Fund.

                                   Article I

                                  Definitions

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Agreement: These Standard Terms and Conditions of Trust and all amendments and supplements hereto and thereto.

     Business Day: Any day other than a Saturday, Sunday, a day on which the New York Stock Exchange is closed or, with respect to payments or settlements, in the City of New York, a day on which banking institutions are authorized by law to close.

     Capital Account:  The account created pursuant to Section 3.02.

     Capital Distribution Date: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Certificate: Any one of the Certificates manually executed by the Trustee in substantially the following form with the blanks appropriately filled in:



        No. ____              Certificate of         Units _____
                                Ownership

        Description of Trust                         Plan of Distribution ______

                                                     CUSIP _____________________

     This is to certify that _______________________________________ is the owner and registered holder of this Certificate evidencing the ownership of ________________ units of undivided interest in the above-named Trust created pursuant to the Trust Indenture and Agreement between Nuveen Investments and The Bank of New York (the "Trustee"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expense provided in the Indenture.

     In Witness Whereof, Nuveen Investments has caused this Certificate to be executed in facsimile by its Chairman of the Board and The Bank of New York, as Trustee, has caused this Certificate to be executed in facsimile in its corporate name by an authorized officer.

                                 Date:

                                 Nuveen Investments, Depositor

                                 By

                                 The Bank of New York, Trustee

                                 By

                               Form of Assignment

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                               UNIF GIFT MIN ACT

TEN COM   --   as tenants in common                        __________ Custodian ____________
TEN ENT   --   as tenants by the entireties                  (Cust)              (Minor)
JT TEN    --   as joint tenants with right of survivor-    Under Uniform Gifts to Minors Act
               ship and not as tenants in common           ---------------------------------
                                                                        State

     Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________________________ hereby sell, assign and transfer ____________ Units represented by this Certificate unto __________________________________________________________________

                                            Social Security or Other Identifying
                                             Number of Assignee must be provided
                                             __________________________________
                                            /_________________________________/
--------------------------------------------------------------------------------

______________________________________________________________________________
and does hereby irrevocably constitute and appoint __________________________ ____________________________________, attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:

                                         -------------------------------------
                                         Notice: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         Certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever.

Signature(s) Guaranteed by

-------------------------------
        Firm or Bank

-------------------------------
     Authorized Signature

--------------------------------------------------------------------------------
Signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.
--------------------------------------------------------------------------------

     Contract Securities: The Securities which are to be acquired by any Trust Fund pursuant to a contract or contracts for the purchase of such securities which have been assigned to the Trustee along with the amounts required for their purchase which have been delivered to the Trustee.

     Deferred Sales Charge:  The meaning assigned to it in Section 3.12.

     Depositor: Nuveen Investments or its successors or any successor Depositor appointed as herein provided.

     Distribution Agent: The Bank of New York acting in its capacity as distribution agent pursuant to Section 5.03.

     Evaluation Time: That time stated in the Prospectus for each respective Trust Fund.

     Evaluator: The party designated in the Prospectus for each respective Trust Fund or any party appointed by the Depositor.

     Final Rollover Unitholder: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Fund:  All Trust Funds outstanding under this Agreement.

     In Kind Distribution:  The meaning assigned to it in Section 5.02.

     Income Account:  The account created pursuant to Section 3.01.

     Income Distribution:  The meaning assigned to it in Section 3.04.

     Income Distribution Date: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Initial Date of Deposit: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Mandatory Termination Date: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Mid-term Rollover Unitholder: The meaning assigned to it in the Prospectus for each respective Trust Fund.

     Program Agent: Program Agent shall mean The Bank of New York or its successors, unless a different Program Agent shall be designated by the Trust Agreement for a particular Trust Fund.

     Prospectus: The prospectus relating to each respective Trust Fund in the form first used to confirm sales of Units.

     Record Date: As applicable, the meaning assigned in "Income Record Date" and/or "Capital Record Date" in the Prospectus for each respective Trust Fund.

     Redemption Date:  The meaning assigned to it in Section 5.02.

     Redemption Price:  The meaning assigned to it in Section 5.02.

     Reserve Account:  The account created pursuant to Section 3.03.

     Rollover Distribution:  The meaning assigned to it in Section 5.03.

     Rollover Notification Date: The meaning assigned to it in the Prospectus for each respective Trust Fund. In addition, if applicable, the dates specified in the Prospectus for the "Mid-term Rollover Notification Date" and the "Final Rollover Notification Date" in "Rollover Trusts" shall also apply individually to the term "Rollover Notification Date" provided herein. In addition, any reference to the "Rollover Notification Date" as it relates exclusively to "Mid-term Rollover Unitholders" shall be interpreted to apply only to such Unitholders and any reference to the "Rollover Notification Date" as it relates exclusively to "Final Rollover Unitholders" shall be interpreted to apply only to such Unitholders.

     Rollover Unitholder:  The meaning assigned to it in Section 5.03.

     Securities: The securities, including Contract Securities listed in Schedule A to the Trust Agreement or other securities that may be deposited in a Trust Fund and any obligations received in exchange or substitution for such securities, as may from time to time continue to be held as a part of any Trust Fund.

     Special Redemption and Liquidation Period: The meaning assigned to it in the Prospectus for each respective Trust Fund. In addition, if applicable, the dates specified in the Prospectus for the "Mid-term Special Redemption and Liquidation Period" and the "Final Special Redemption and Liquidation Period" in "Rollover Trusts" shall also apply individually to the term "Special Redemption and Liquidation Period" provided herein. In addition, any reference to the "Special Redemption and Liquidation Period" as it relates exclusively to "Mid-term Rollover Unitholders" shall be interpreted to apply only to such Unitholders and any reference to the "Special Redemption and Liquidation Period" as it relates exclusively to "Final Rollover Unitholders" shall be interpreted to apply only to such Unitholders.

     Trust Fund or Trust: Any one of the separate trusts created by this Agreement and a Trust Agreement which shall consist of the Securities and all undistributed dividends or other amounts received thereon and any undistributed cash held in the Capital and Income Accounts or otherwise realized from the sale, liquidation or exchange thereof, exclusive of any amounts which may be on deposit in the Reserve Account.

     Trust Fund Evaluation:  The meaning assigned to it in Section 5.01.

     Trust Indenture and Agreement or Trust Agreement: The Trust Indenture and Agreement for the particular series of Nuveen Unit Trust into which these Standard Terms and Conditions of Trust are incorporated.

     Trustee: The Bank of New York or its successors or any successor Trustee appointed as herein provided.

     Unit: The fractional undivided interest in and ownership of an individual Trust Fund equal initially to 1/(the number of Units of fractional undivided interest outstanding) provided in the Statement of Condition in the Prospectus for the Trust Fund, the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to Section 2.03 hereof and
(2) decreased by the number of any such Units redeemed as provided in Section
5.02. Whenever reference is made herein to the "interest" of a Unitholder in the Trust Fund or in the Income or Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units, whether or not evidenced by a Certificate or Certificates, held of record by such Unitholder in such Trust Fund.

     Unit Value: The value of the fractional undivided interest in and ownership of any individual Trust Fund represented by each Unit as determined by a Trust Fund Evaluation.

     Unitholder: The holder of any Unit as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a holder of any Unit.

     Words importing a singular number shall include the plural number in each case and vice versa, except as the context herein may clearly indicate otherwise and words importing persons shall include corporations, partnerships and associations, as well as natural persons. The words "herein," "hereby," "herewith," "heretofore," and other singular words or phrases or references and associations shall refer to the Agreement in its entirety.

                                   Article II

         Deposit of Securities, Acceptance of Trust, Issuance of Units;
                              Form of Certificates

          Section 2.01. Deposit of Securities. (a) The Depositor, concurrently with the execution and delivery hereof, hereby grants and conveys all of its right, title and interest in and to and hereby conveys to and deposits with the Trustee in an irrevocable Trust the Securities and confirmations of contracts to purchase Securities, including Contract Securities, listed in Schedule A to the Trust Agreement duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, to be held, managed and applied by the Trustee as herein provided for the benefit of each Unitholder to the extent of such Unitholder's interest in the Trust Fund. The Depositor hereby also delivers to the Trustee a certified check or checks, cash or cash equivalents or an irrevocable letter or letters of credit issued by a commercial bank or banks in an amount necessary to consummate the purchase of any Securities or Contract Securities. In the event any Securities have not been delivered to the Trustee on or before the close of business of the Trustee on the day before the date of expiration of any letter or letters of credit, the Trustee is hereby directed to draw on such letter or letters of credit unless the Depositor has either extended or replaced such letter or letters on or before such close of business.

     (b) (1) If a Trust has not elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, the following shall apply: (i) From time to time following the Initial Date of Deposit for a Trust, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (x) additional Securities for such Trust, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, or (y) Contract Securities relating to such additional Securities, accompanied by cash and/or Letter(s) of Credit as specified in paragraph (c) of this Section 2.01. In lieu of additional Securities or Contract Securities, the Depositor may deposit with the Trustee cash (or a Letter of Credit) in an amount equal to the valuation made in accordance with Section 4.01 for the date of such deposit of the additional Securities not delivered or represented by Contract Securities together with instructions to purchase such additional Securities specifying the purchase price or price range and containing such information as the Trustee may require to settle said transactions. Except as provided in the following subparagraphs (ii), (iii) and
(iv), the Depositor in each case shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, equal to the original percentage relationship among the number of shares of each Security as is specified in the Prospectus for such Trust Fund, adjusted as hereinafter provided (the "Percentage Ratio"). The Percentage Ratio shall be adjusted, as directed by the Depositor, to reflect (1) the deposit of New Securities, (2) the sale of Securities pursuant to Sections 3.06, 3.08, 3.12,
5.02 or otherwise as provided hereunder, and (3) the occurrence of any stock dividend, stock splits, receipt of securities under Section 3.08, redemptions, or similar events. Any brokerage fees related to the purchase of Securities deposited in the Trust Fund after the Initial Date of Deposit shall be an expense of such Trust Fund. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Obligations within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason such Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in amounts sufficient to settle such contract, apply the monies in accordance with
Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.10. If the Depositor does not take the action specified in Section 3.10 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in
Section 3.10. When requested by the Trustee, the Depositor shall arrange for the execution of purchases in accordance with such instructions; the Depositor shall be entitled to compensation therefor in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any purchase made pursuant to the Depositor's instructions or made by the Depositor as broker.

            (ii) Additional Securities (or Contract Securities therefor) may, at the Depositor's discretion, be deposited or purchased in round lots. If the amount of the deposit is insufficient to acquire round lots of each Security to be acquired, the additional Securities shall be deposited or purchased in the order of the Security in the Trust most under-represented immediately before the deposit with respect to the Percentage Ratio.

            (iii) If at the time of a deposit of additional Securities, Securities of an issue deposited on the Initial Date of Deposit (or of an issue of Replacement Securities acquired to replace an issue deposited on the Initial Date of Deposit) are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, the Depositor may (i) deposit, or instruct the Trustee to purchase, in lieu thereof, another issue of Securities or Replacement Securities or (ii) deposit cash or a letter of credit in an amount equal to the valuation of the issue of Securities whose acquisition is not feasible with instructions to acquire such Securities of such issue when they become available.

            (iv) Any contrary authorization in the preceding subparagraphs (i) through (iii) notwithstanding, deposits of additional Securities made after the 90-day period immediately following the Initial Date of Deposit (except for deposits made to replace failed Contract Securities ("Special Securities") if such deposits occur within 20 days from the date of a failure occurring within such initial 90-day period) shall maintain exactly the Percentage Ratio existing immediately prior to such deposit.

            (v) In connection with and at the time of any deposit of additional Securities pursuant to this Section 2.01(b), the Depositor shall exactly replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Capital Account, cash or other property (other than Securities) on hand in the Capital Account or receivable and to be credited to the Capital Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the date of the deposit or receivable by the Trust in respect of a record date for payment on a Security which has occurred or will occur before the Trust will be the holder of record of a Security, reduced by (i) the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculations of distributions from the Income Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit and (ii) unpaid fees and expenses allocable to the period prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit. Cash represented by a foreign currency shall be replicated in such currency or, if the Trustee has entered into a contract for the conversion thereof, in U.S. dollars in an amount replicating the dollars to be received on such conversion.

            (2) If a Trust has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, the following section shall apply:

            (i) From time to time following the Initial Date of Deposit for a Trust Fund, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (1) additional Securities for such Trust Fund, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, or (2) Contract Securities relating to such additional Securities, accompanied by cash and/or Letter(s) of Credit as specified in paragraph (c) of this Section
     2.01. In lieu of additional Securities or Contract Securities, the Depositor may deposit with the Trustee cash (or a Letter of Credit) in an amount equal to the valuation made in accordance with Section 4.01 for the date of such deposit of the additional Securities not delivered or represented by Contract Securities and the Depositor or its designated agent shall, on behalf of each Trust Fund, enter into contracts to purchase such additional Securities and shall provide the Trustee such information as the Trustee may require in order to settle such transactions and take delivery of such additional Securities which the Trustee is hereby directed to do. If the Trust Fund involved seeks to consist of securities included in a securities index, deposits of additional Securities shall consist of Securities included in the applicable index as determined by the Depositor or its designee. Any brokerage fees related to the purchase of Securities deposited in the Trust Fund after the Initial Date of Deposit shall be an expense of such Trust Fund. The Depositor shall deliver any additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Obligations within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason such Securities are not delivered to a Trust Fund by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in amounts sufficient to settle such contract, apply the monies in accordance with
     Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.10. If the Depositor does not take the action specified in Section 3.10 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in Section 3.10. If the Depositor has acted as broker in connection with any purchase of Securities made on behalf of a Trust Fund, which it is hereby authorized to do, it shall be entitled to reimbursement in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any acquisition of Securities pursuant to this Section (other than to confirm the identity and amount of Securities delivered to it pursuant to contracts deposited or entered into by the Depositor) and shall have no responsibility for the composition of a Trust Fund's portfolio.

            (ii) Additional Securities (or Contract Securities therefor) may, at the Depositor's discretion, be deposited or purchased in round lots. If the amount of the deposit is insufficient to acquire round lots of each Security to be acquired, the additional Securities shall be deposited or purchased in accordance with the instructions of the Depositor or its designee.

            (iii) If at the time of a deposit of additional Securities, Securities of an issue deposited on the Initial Date of Deposit (or of an issue of Replacement Securities acquired to replace an issue deposited on the Initial Date of Deposit) are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, the Depositor may (1) deposit, or purchase on behalf of each Trust or designate an agent to purchase on behalf of each Trust in respect of cash deposited therein for such purpose, in lieu thereof, another issue of Securities or Replacement Securities or (2) deposit cash or a letter of credit in an amount equal to the valuation of the issue of Securities whose acquisition is not feasible and enter into contracts, or designate an agent to enter into contracts, on behalf of a Trust to acquire such Securities of such issue when they become available.

            (iv) In connection with and at the time of any deposit of additional Securities pursuant to this Section 2.01(b), the Depositor shall exactly replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Capital Account, cash or other property (other than Securities) on hand in the Capital Account or receivable and to be credited to the Capital Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Income Account, cash or other property (other than Securities) received by the Trust Fund in respect of a record date for a payment on a Security which has occurred or will occur before a Trust Fund will be the holder of record of a Security, reduced by (1) the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculations of distributions from the Income Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit and (2) unpaid fees and expenses allocable to the period prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit. Cash represented by a foreign currency shall be replicated in such currency or, if the Trustee has entered into a contract for the conversion thereof, in U.S. dollars in an amount replicating the dollars to be received on such conversion.

     (c) Except as otherwise provided for in Section 8.01(e), in connection with the deposits described in Section 2.01(a) and (b), the Depositor has, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a
Section 2.01(b) deposit, will, deposit cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Obligations (the "Purchase Amount") relating to Securities which are not actually delivered to the Trustee at the time of such deposit, the terms of which unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may allow the Depositor to substitute any Letter(s) of Credit deposited with the Trustee in connection with the deposits described in Section 2.01(a) and (b) with cash in an amount sufficient to satisfy the obligations to which the Letter(s) of Credit relates. Any substituted Letter(s) of Credit shall be released by the Trustee. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest bearing account for the Trust Fund. If any Contract Obligation requires settlement in a foreign currency, in connection with the deposit of such Contract Obligation the Depositor will deposit with the Trustee either an amount of such currency sufficient to settle the contract or a foreign exchange contract in such amount which settles concurrently with the settlement of the Contract Obligation and cash or a Letter of Credit in U.S. dollars sufficient to perform such foreign exchange contract.

      (d) In the event that the purchase of Securities or Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by a Contract Obligation are not delivered to the Trust Fund in accordance with Section 2.01(a) or 2.01(b) and the monies, or, if applicable, the monies drawn on the Letter of Credit, deposited by the Depositor are not utilized, and the Depositor does not, on or before the third Business Day prior to the next following Distribution Date, direct the Trustee to utilize monies deposited for the purchase of Replacement Securities or Replacement Contract Securities, the Trustee shall credit to the Capital Account referred to in Section 3.02 the monies, or, if applicable, the monies drawn on an irrevocable letter of credit, deposited by the Depositor for the purpose of such purchase. Such funds shall be distributed pursuant to
Section 3.04 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Security or Contract Security.

      (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee.

      (f) With respect to Units created by the deposit of additional Securities, annual fees payable hereunder shall be calculated, and estimated expenses (other than organizational expenses borne by the Trust Fund pursuant to Section 10.02) shall be estimated, ratably on the basis of the period during which such Units have been in existence. The Depositor shall from time to time provide the Trustee estimates of the total number of additional Securities to be deposited and total number of Units to be created, on which the Trustee is authorized conclusively to rely for purposes of estimating income, expenses and the accrual thereof. In the event the Trustee is informed by the Depositor of a revision in its estimates and upon the conclusion of the deposit of additional Securities, the Trustee shall base calculations made thereafter on such revised estimates or actual expenses, respectively, but any such revision shall not affect calculations made prior thereto and no adjustment shall be made in respect thereof.

     Section 2.02. Acceptance of Trust. The Trustee hereby accepts the trusts herein created, and the Trustee declares that it holds and will hold the Trust Fund as Trustee, in trust upon the trusts herein set forth, for the use and benefit of the present and future Unitholders and subject to the terms and conditions of the Trust Agreement and this Agreement.

     Section 2.03. Issuance of Units. (a) The Trustee hereby acknowledges receipt of the deposit of the Securities listed in Schedule A to the Trust Agreement and referred to in Section 2.01 hereof and, simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Trust Agreement. The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed in writing by the Depositor, at any time when the Depositor is the only beneficial holder of Units, which revised number of Units shall be recorded by the Trustee on its books. The Trustee shall be entitled to rely on the Depositor's direction as certification that no person other than the Depositor has a beneficial interest in the Units and the Trustee shall have no liability to any person for action taken pursuant to such direction. The Trustee hereby agrees that on the date of any deposit of additional Securities, it shall acknowledge that the additional Securities have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited.

     (b) Units will be held in uncertificated form unless the Trust Fund Prospectus provides otherwise. If so provided in the Prospectus for a Trust Fund, under the terms and conditions of the Trust Agreement and this Agreement and at such times as are permitted by the Trustee, Units may also be held in certificated form. Unitholders may elect to have their Units held in certificated form by making a written request to the Trustee requesting Units be held in certificated form. The Trustee is entitled to specify the minimum denomination of any Certificate issued. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. The rights set forth in this Agreement of any holder of Units held in certificated form shall be the same as those of any other Unitholder. Certificates may be transferred as provided in Article VI.

     Section 2.04. Form of Certificates. Each Certificate referred to in Section
2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable on the books of the Trustee as herein provided, executed manually by an authorized signature of the Trustee and by a facsimile signature of an Authorized Officer of the Depositor and dated the date of execution and delivery by the Trustee.

                                  Article III

                             Administration of Fund

     Section 3.01. Certain Moneys to be Credited to Income Account. The Trustee shall collect any dividends or other like cash distributions on the Securities in each Trust Fund as such becomes payable (including all monies representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Special Security for which no New Security has been obtained pursuant to Section 3.10 hereof) and credit such income to a separate account for each Trust Fund to be known as the "Income Account."

     Any non-cash distributions (other than a non-taxable distribution of the shares of the distributing corporations which shall be retained by a Trust Fund) received by a Trust Fund shall be dealt with in the manner described at Section 3.08, herein, and shall be retained or disposed of by such Trust Fund according to those provisions. The proceeds of any disposition shall be credited to the Income Account of a Trust Fund. Neither the Trustee nor the Depositor shall be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     Section 3.02. Certain Moneys to be Credited to Capital Account. (a) With respect to each Trust Fund all moneys (except moneys held by the Trustee pursuant to subsection (b) hereof) other than amounts credited to the Income Account received by the Trustee in respect of the Securities under this Agreement shall be credited to a separate account for each Trust Fund to be known as the "Capital Account."

     (b) Moneys and/or irrevocable letters of credit required to purchase Contract Securities or to purchase Securities pursuant to the Depositor's written instructions, or deposited to secure such purchases, are hereby declared to be held specially by the Trustee for such purchases and shall not be deemed to be part of the Capital Account until (i) the Depositor fails to timely purchase a Contract Security and has not given the Failed Contract Notice (as defined in Section 3.10) at which time the moneys and/or letters of credit attributable to the Contract Security not purchased by the Depositor shall be credited to the Capital Account; or (ii) the Depositor has given the Trustee the Failed Contract Notice at which time the moneys and/or letters of credit attributable to failed contracts referred to in such Notice shall be credited to the Capital Account; provided, however, that if the Depositor also notifies the Trustee in the Failed Contract Notice (or by separate notice delivered concurrently with or prior to the Failed Contract Notice) that it has purchased or entered into a contract to purchase a New Security (as defined in Section 3.10), the Trustee shall not credit such moneys and/or letters of credit to the Capital Account unless the New Security shall also have failed or is not delivered by the Depositor within two business days after the settlement date of such New Security, in which event the Trustee shall forthwith credit such moneys and/or letters of credit to the Capital Account. The Depositor shall in any case forthwith pay to the Trustee and the Trustee shall credit to the Capital Account the difference, if any, between the purchase price of the failed Contract Security and the purchase price of the New Security, together with any sales charge and distribute such moneys to Unitholders pursuant to Section 3.04.

     Section 3.03. Establishment of Reserve Account. From time to time the Trustee may withdraw from the Income or Capital Accounts of each Trust Fund such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust Fund or for indemnification or extraordinary expenses of the Depositor or Trustee pursuant to Section 7.02, 8.01 or 8.05. Such amounts so withdrawn shall be credited to a separate account for such Trust Fund which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it, in its sole discretion, determines that such amounts are no longer necessary, then it shall promptly deposit such amounts in the account from which withdrawn, or if such Trust Fund has been terminated or shall be in the process of termination, the Trustee, upon such determination, shall distribute to each Unitholder of such Trust Fund such holder's interest in the Reserve Account in accordance with Section 9.01.

     Section 3.04. Certain Deductions and Distributions. (a) On or about the last business day of each month, or at such other time as may be specified in the Prospectus, the Trustee shall separately with respect to each Trust Fund:

            (1) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 8.05 on account of its services theretofore performed and expenses theretofore incurred;

            (2) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Capital Account, and reimburse itself for any other fees, advances and expenses arising from time to time out of the Trust Fund operations that the Trustee has paid;

            (3) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to the Evaluator the amounts that the Evaluator is at the time entitled to receive pursuant to Section 4.03 on account of its services theretofore performed and expenses theretofore incurred;

            (4) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to counsel an amount equal to unpaid fees and expenses, if any, of counsel pursuant to
     Section 3.07 as certified by the Depositor;

            (5) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Capital Account and pay to the Depositor the amounts that the Depositor is at the time entitled to receive pursuant to Section 3.11 on account of its services theretofore performed and expenses theretofore incurred; and

            (6) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to the Depositor the amount that it is entitled to receive pursuant to Section 3.13.

     The amounts paid to the Trustee, Evaluator and the Depositor pursuant to Sections 3.11, 3.13, 4.03 and 8.05, shall accrue daily and, until the Trustee is notified by the Depositor that the primary offering period has terminated, where applicable, be based upon the number of Units outstanding on each day. After the primary offering period has terminated, the fees, where applicable, shall accrue daily and be based on the number of Units outstanding on the first business day of each calendar year in which the fee is calculated or the number of Units outstanding at the end of the primary offering period, as appropriate.

            (b) The Trustee shall for each Trust Fund as of the close of business on the applicable Record Date compute the amount of the income distribution per Unit for the next Income Distribution Date (each such amount being herein called the "Income Distribution") (i) by deducting from the amount actually received with respect to dividends on the Securities in the Trust Fund during the period from the Record Date preceding such Record Date (or the Initial Date of Deposit if such Record Date is the first Record Date) to and including such Record Date the total of (1) the amounts to be deducted from the Income Account of such Trust Fund as of such Record Date pursuant to the foregoing provisions of Section 3.04(a) and (2) the Trustee's estimate of other expenses properly chargeable to the Income Account pursuant to the Indenture which have accrued, as of such Record Date, or are otherwise properly attributable to the period to which such Income Distribution relates and (ii) by dividing the result of the calculation performed pursuant to the immediately preceding clause by the number of Units outstanding on the applicable Record Date. On or shortly after each Income Distribution Date, the Trustee shall distribute with respect to each Unitholder of the Trust Fund of record at the close of business on the preceding Record Date an amount substantially equal to the Income Distribution computed as of such Record Date.

     To the extent that moneys in the Capital Account have not been previously used to pay for the redemption of Units tendered to a Trust Fund, on the Capital Distribution Dates each Unitholder shall receive such holder's pro rata share of the cash balance of the Capital Account of the Trust Fund computed as of the close of business on the preceding Record Date for such Capital Distribution Date by (i) deducting from such cash balance the total of (1) cash required to cover contracts to purchase Securities, (2) cash required for the redemption of unredeemed tendered Units and (3) the sum of the amounts to be deducted from the Capital Account as of each such Record Date pursuant to the foregoing provisions of Section 3.04(a) and (ii) dividing the amount so obtained by the number of Units outstanding on the Record Date immediately preceding such Capital Distribution Date. Notwithstanding anything to the contrary contained in this paragraph, if a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code and the Trust Fund's portfolio is based upon an index, the Depositor or its designee may, but is not obligated to, direct the investment of any amounts held in the Capital Account that have not previously been used to pay for the redemption of Units tendered to a Trust Fund into any Securities included in the applicable index.

     In making the computation of any Unitholder's interest in the balance of the Income and Capital Accounts, fractions of less than one cent per Unit shall be omitted. In addition, the Trustee in its discretion may on any Distribution Date determine that the amount to be distributed to Unitholders should be more or less than the amount of the applicable Income or Capital Distribution per Unit because of any unusual or extraordinary increase or decrease in the expenses incurred or expected to be incurred by such Trust Fund. The Trustee shall not be obligated to make a distribution from the Capital Account if the amount available for such distribution is less than $1.00 per 100 Units. When directed by the Depositor, the Trustee shall invest funds held in the Capital or Income Accounts, pending distribution, in money market mutual funds or U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

     (c) If the Depositor fails to replace any failed Special Security (as defined in Section 3.10), the Trustee shall distribute to all Unitholders the moneys originally deposited with respect to such Special Security and, to the extent supplied by the Depositor, the sales charge attributable to such Special Security not more than 30 days after the expiration of the Purchase Period (as defined in Section 3.10). If any contract for a New Security in replacement of a Special Security shall fail, the Trustee shall distribute the moneys originally deposited with respect to such Special Security and, to the extent provided by the Depositor, the sales charge attributable to the Special Security to the Unitholders not more than 30 days after the date on which the contract in respect of such New Security failed. If at the end of the Purchase Period less than all moneys attributable to a failed Special Security have been applied or allocated by the Trustee pursuant to a contract to purchase New Securities, the Trustee shall distribute the remaining moneys (i) to Unitholders not more than 30 days after the end of the Purchase Period to the extent the failed Special Security has not been fully replaced by New Securities or (ii) to the Depositor to the extent moneys remain after the purchase of the New Securities, if any, and the distribution referred to in clause (i).

     (d) Except as provided below, all distributions shall be made by first class mail to each Unitholder of record at the close of business on the preceding applicable Record Date at the address of such holder appearing on the registration books of the Trustee provided, however, that the Trustee shall if so directed with respect to distributions from the Income and/or Capital Account at the time of purchase of Units or thereafter in writing signed by the Unitholder and timely received, make such distributions to the Program Agent. A Unitholder's written notice must be received by the Program Agent at least ten days prior to the Record Date for the next Income Distribution in order to be in effect for such Income Distribution. All such notices shall remain in effect until a subsequent notice is received by the Program Agent. Upon receipt of any such distribution the Program Agent shall, if the respective Trust Fund Prospectus so provides, either (1) reinvest such Unitholder's distribution from the Income and/or Capital Accounts in Units of the Trust, purchased from the Depositor, to the extent the Depositor shall make Units available for such purchase, at the Depositor's offering price as of the third business day prior to the following Distribution Date, and at such reduced sales charge as may be described in the Prospectus for the Trust Fund or (2) purchase shares (or fractions thereof) in the applicable reinvestment fund as directed by the Unitholder. If, for any reason, the Depositor does not have Units of the Trust Fund available for purchase, the Trustee shall distribute such Unitholder's distributions from the Income and/or Capital Accounts in the manner provided in the first sentence of this Section 3.04(d). The Program Agent shall not be liable to any Unitholder for any action taken with respect to its duties and responsibilities as Program Agent; or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase provided, however, that this provision shall not protect the Program Agent against liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     (e) Except as provided by the preceding paragraph, Unitholders of record on the registration books of the Trustee at the close of business on the Record Date prior to each Distribution Date, shall be entitled to the distribution in respect of such Distribution Date, and, except as provided in Article VIII, no liability shall attach to the Trustee by reason of payment to or on the order of any such Unitholder of record. Nothing herein shall be construed to prevent the payment of distributions from the Income and Capital Accounts to any such Unitholder by means of one check, draft or other proper instrument.

     (f) Notwithstanding the foregoing, if a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, the Trustee may make such additional distributions to Unitholders as shall be determined by the Depositor or such agent as the Depositor shall designate to be necessary or desirable to maintain the status of each Trust Fund as a regulated investment company or to avoid imposition of any income or excise taxes on undistributed income of the Trust Fund. The Trustee shall be authorized to rely conclusively upon the direction, and shall have no duty to make any additional distributions from a Trust Fund in the absence of such direction. The Trustee shall have no liability for any tax or other liability incurred by reason of action or inaction resulting from such direction. The fees of such agent designated by the Depositor shall be an expense of the Trust Funds reimbursable to the Trustee in accordance with
Section 8.05.

     Section 3.05. Statements and Reports. With each distribution from the Income or Capital Accounts of each Trust Fund the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account expressed as a dollar amount per Unit of such Trust Fund. If the distribution is an In Kind Distribution, the Trustee shall provide a list of the Securities being distributed, the aggregate number of shares of each Security being distributed and any cash representing fractional shares being distributed. Within a reasonable period of time after the last business day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of any individual Trust Fund a statement for such Trust Fund setting forth with respect to such calendar year:

            (A)  as to the Income Account:

                  (1) the amount of dividends received on the Securities;

                  (2) the amounts paid for purchases of New Securities pursuant to Section 3.10 and for redemptions pursuant to Section 5.02;

                  (3) the deductions for applicable taxes and fees and expenses of the Trust;

                  (4) the reservations made by the Trustee pursuant to Section
            3.03, if any; and

                  (5) the balance remaining after such distributions, deductions and reservations expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year;

            (B)  as to the Capital Account:

                  (1) the dates of sale or liquidation of any of the Securities and the net proceeds received therefrom (excluding any portion thereof credited to the Income Account);

                  (2) the results of In Kind Distributions in connection with redemptions of Units, if any;

                  (3) the amounts paid for purchases of New Securities pursuant to Section 3.10 and for redemptions pursuant to Section 5.02;

                  (4) the deductions for payment of applicable taxes and fees and expenses of the Trust Fund;

                  (5) the reservations made by the Trustee pursuant to Section
            3.03, if any; and

                  (6) the balance remaining after such distributions, deductions and reservations, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; and

            (C)  the following information:

                  (1) a list of the Securities as of the last business day of such calendar year;

                  (2) the number of Units outstanding on the last business day of such calendar year;

                  (3) the Unit Value based on the Trust Fund Evaluations made on the last day of December (or the last business day prior thereto) of such calendar year; and

                  (4) the amounts actually distributed to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions.

     Section 3.06.  Extraordinary Sale of Securities.  (a)   If necessary, in
order to maintain the sound investment character of a Trust Fund, the Depositor may direct the Trustee to sell or liquidate Securities in such Trust Fund at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

            (1) that there has been a default on any of the Securities in the payment of dividends, after declared and when due and payable;

            (2) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends on any such Securities, or that there exists any legal question or impediment affecting such Securities or the payment of dividends from the same;

            (3) that there has occurred any breach of covenant or warranty in any document relating to the issuer of the Securities which would adversely affect either immediately or contingently the payment of dividends from such Securities, or the general credit standing of the issuer or otherwise impair the sound investment character of such Securities;

            (4) that there has been a default in the payment of dividends, principal of or income or premium, if any, on any other outstanding obligations of the issuer of such Securities;

            (5) that the price of any such Securities had declined to such an extent or other such credit factors exist so that in the opinion of the Depositor, as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust Fund and to the interest of the Unitholders;

            (6) that there has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in the opinion of the Depositor the sale or tender of the Security is in the best interest of the Unitholders.

     Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction, and upon the receipt of the proceeds of any such sale or liquidation, after deducting therefrom any fees and expenses of the Trustee connected with such sale or liquidation and any brokerage charges, taxes or other governmental charges shall deposit such net proceeds in the Capital Account.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.06 except to the extent otherwise required by this Indenture. The Depositor shall not be liable for errors of judgment in directing or failing to direct the Trustee pursuant to this Section 3.06. This provision, however, shall not protect the Trustee or Depositor against any liability for which they would otherwise be subject, respectively, by reason of wilful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder.

     (b) If a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, and not withstanding anything to the contrary in 3.06(a), the Depositor by written notice may direct the Trustee to sell Securities at such price and time and in such manner as shall be deemed appropriate by the Depositor if the Depositor shall have determined that any one or more of the following conditions exist:

            (1) that there has been a default in the payment of principal of or interest on any outstanding debt obligations of the issuer of such Securities;

            (2) that the price of any such Security has declined to such an extent, as a result of adverse issuer credit factors, so that in the opinion of the Depositor the retention of such Securities would be detrimental to the interest of the Unitholders;

            (3) that such sale is necessary or advisable (i) to maintain the qualification of the Trust Fund as a regulated investment company or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust Fund;

            (4) that the Security has been removed from the applicable index; or

            (5) the Depositor or its designee determines that such sale is appropriate.

            Upon receipt of such direction from the Depositor, the Trustee shall proceed to sell the specified Securities in such manner as the Depositor or its designee shall direct. The Depositor or its designee may enter into contracts on behalf of the Trust Fund to reinvest the proceeds of the sale of any Security sold pursuant to this section, Section 5.02 or otherwise pursuant to this Agreement into any Security included in the applicable index. Without limiting the generality of the foregoing, in determining whether such reinvestment is practicable, the Depositor may, but is not obligated to, specifically consider the ability of the Trust Fund to reinvest such proceeds into round lots of a Security. Contracts for sale or purchase of Securities shall be made by the Depositor on behalf of the Trust Fund or by such agent as the Depositor shall designate. The Depositor or its designee shall provide the Trustee such information as the Trustee may require in order to settle the transactions. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale or purchase made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or purchase any Securities under this Section 3.06 and shall have no responsibility for the composition of each Trust Fund portfolio. The Depositor shall not be liable for errors of judgment in directing or failing to direct the Trustee pursuant to this Section 3.06. This provision, however, shall not protect the Depositor against any liability for which it would otherwise be subject, by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     The Depositor or its designated agent shall make such reviews of each Trust Fund portfolio as shall be necessary to maintain qualification of a particular Trust Fund as a regulated investment company and the Depositor shall be authorized to rely conclusively upon such reviews in directing sales pursuant to paragraph (3) of this section.

     Section 3.07. Counsel. The Depositor may employ from time to time counsel to act on behalf of any Trust Fund for any legal services in connection with the Securities, and any legal matters relating to the possible disposition of any Securities pursuant to any provisions hereof. The fees and expenses of such counsel shall be paid by the Trustee as provided in Section 3.04(a)(4) hereof.

     Section 3.08. Action by Trustee Regarding Securities. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five business days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. In connection with any solicitation of proxies by management of any of the Securities in the Trust Fund, if the Depositor fails to instruct the Trustee how to vote such proxy, the Trustee shall vote with the recommendation of such management. Except as provided in Article VII and Article VIII, neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.08.

     In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Fund Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be promptly sold, if securities or property, by the Trustee pursuant to the Depositor's direction, unless the Depositor advises the Trustee to keep such securities or property. The cash received in such exchange and cash proceeds of any such sales shall be distributed to Unitholders on the next distribution date in the manner set forth in Section 3.04(b) regarding distributions from the Capital Account. Except as provided in Article VIII, the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     Notwithstanding the preceding paragraph, if a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, in the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee pursuant to the Depositor's direction, unless the Depositor advises the Trustee to keep such securities or property; provided, however, if the Trust Fund's portfolio is based upon an index, and such securities are components of the applicable index, the Depositor may advise the Trustee to keep such securities. The cash received in such exchange and cash proceeds of any such sales shall, as the Depositor or its designee shall direct, be (1) reinvested into any Securities included in the applicable index, if the Trust Fund's portfolio is based upon an index, or (2) distributed to Unitholders on the next Capital Distribution Date in the manner set forth in this Agreement regarding distributions from the Capital Account. Without limiting the generality of the foregoing, in determining whether such reinvestment is practicable, the Depositor may, but is not obligated to, specifically consider the ability of a Trust Fund to reinvest such proceeds into round lots of a Security. Except as provided in Article VIII, the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such rejection or sale.

     Any non-cash distributions (other than a non-taxable distribution of the shares of the distributing corporation which shall be retained by a Trust Fund) received by a Trust Fund shall be dealt with in the manner described above and shall be retained or disposed of according to such provisions.

     Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action pursuant to the terms of this Section 3.08.

     Whenever new securities or property is received and retained by a Trust Fund pursuant to this Section 3.08, the Trustee shall, within a reasonable amount of time thereafter, mail to all Unitholders of such Trust Fund notices of such acquisition unless legal counsel for such Trust Fund determines that such notice is not required by The Investment Company Act of 1940, as amended.

     Section 3.09. Notice of Change in Capital Account. The Trustee shall give prompt written notice to the Depositor and the Evaluator of all amounts credited to or withdrawn from the Capital Account of any Trust Fund pursuant to any of the provisions of this Article III and the balance in such Account after giving effect to the credit or withdrawal.

     Section 3.10. Limited Replacement of Special Securities. If any contract in respect of Contract Securities other than a contract to purchase a New Security (as defined below), including those purchased on a delayed delivery basis, shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee (such failed Contract Securities being herein called the "Special Securities"), the Depositor shall notify the Trustee (such notice being herein called the "Failed Contract Notice") of its inability to deliver the failed Special Security to the Trustee after it is notified that the Special Security will not be delivered by the seller thereof to the Depositor. Prior to, or simultaneously with, giving the Trustee the Failed Contract Notice, or within a maximum of 20 days after giving such Failed Contract Notice (such 20 day period being herein called the "Purchase Period"), the Depositor shall, if possible, purchase, or enter into a contract to purchase, an obligation to be held as a Security hereunder (herein called the "New Security") as part of the Trust Fund in replacement of the failed Special Security, subject to the satisfaction of all of the following conditions in the case of each purchase or contract to purchase:

            (a) The New Securities shall be equity securities and shall, in the opinion of the Depositor, be of the same general quality as those Securities originally deposited. Notwithstanding the foregoing, if a Trust Fund has elected to be treated as a "regulated investment company," as defined in the Internal Revenue Code and the Trust Fund's portfolio is based upon an index, the New Securities shall be a component of the applicable index.

            (b) The purchase price of the New Securities shall not exceed the amount of funds reserved for the purchase of the Special Securities. Notwithstanding the foregoing, if a Trust Fund has elected to be treated as a "regulated investment company," as defined in the Internal Revenue Code, the Depositor shall furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect to the New Security purchased or to be purchased that shall (i) identify the New Securities, (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance and (iii) state that the foregoing conditions of clause (a) have been satisfied with respect to the New Securities.

            (c) The Depositor shall furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the New Security purchased or to be purchased that shall (i) identify the New Securities,
     (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses (a) and (b) have been satisfied with respect to the New Securities. This 3.10(c) shall not apply if a Trust Fund has elected to be treated as a "regulated Investment Company" as defined in the Internal Revenue Code.

     Upon satisfaction of the foregoing conditions with respect to any New Security, the Trustee shall pay the purchase price for the New Security from the amount of funds reserved for the purchase of the Special Securities or, if the Trustee has credited any moneys and/or letters of credit attributable to the failed Special Security to the Capital Account, the Trustee shall pay the purchase price of the New Security upon directions from the Depositor from the moneys and/or letters of credit so credited to the Capital Account. If the Trustee has credited moneys of the Depositor to the Capital Account, the Trustee shall forthwith return to the Depositor the portion of such moneys that is not properly distributable to Unitholders pursuant to Section 3.04.

     Whenever a New Security is acquired by the Depositor pursuant to the provisions of this Section 3.10, the Trustee shall, within five days thereafter, mail to all Unitholders notices of such acquisition, including an identification of the failed Special Securities and the New Securities acquired. The purchase price of the New Securities shall be paid out of the funds reserved for the purchase of the failed Special Securities. Except as provided in Article VIII, the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such directions and in the absence of such directions the Trustee shall have no duty to purchase any New Securities under this Agreement. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any New Securities or for errors of judgment in respect of this Section 3.10; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     Section 3.11.  Compensation of Depositor for Supervisory Services.
As compensation for providing supervisory portfolio services under this Agreement, the Depositor shall receive at the time specified in Section 3.04, against a statement or statements therefor submitted to the Trustee, an aggregate annual fee if so provided and in the amount specified as compensation for the Depositor in the Prospectus, calculated as specified in Section 3.04, but in no event shall such compensation when combined with all compensation received from other series of the Fund or other unit investment trusts sponsored by the Depositor or its affiliates for providing such supervisory services in any calendar year exceed the aggregate cost to the Depositor for providing such services. The rate of such compensation may be increased by the Depositor from time to time, without the consent or approval of any Unitholder or the Trustee, by amounts not exceeding the proportionate increase, during the period from the date of the Trust Agreement to the date of any such increase, in consumer prices as last published prior to each such date under the classification "All Services Less Rent of Shelter" in the Consumer Price Index For All Urban Consumers (CPI-
U) U.S. City Average, not seasonally adjusted, base 1982 - 84 = 100, published by the United States Department of Labor. In the event that such classification ceases to incorporate a significant number of items, or if a substantial change is made in the method of establishing such classification, then the classification shall be adjusted in a fair and reasonable manner to the figure that would have resulted had no substantial change occurred in the manner of computing such classification. In the event that such classification (or a successor or substitute index) is not available, such governmental or other service or publication as shall evaluate the information in substantially the same manner as the aforesaid classification, shall be used in lieu thereof.
Such compensation shall be charged by the Trustee, upon receipt of invoice therefor from the Depositor, against the Income and Capital Accounts on or before the Distribution Date on which such period terminates. If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.11, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.11. Any moneys payable to the Depositor pursuant to this Section 3.11 shall be secured by a prior lien on the Trust Fund except that such lien shall be junior and subordinate to any lien in favor of the Trustee under the provisions of Section 8.08 and of the Evaluator under the provisions of Section 4.03.

     Section 3.12. Deferred Sales Charge. If the Prospectus related to a Trust Fund specifies a deferred sales charge, the Trustee shall, on the dates specified in and as permitted by such Prospectus (the "Deferred Sales Charge Payment Dates"), withdraw from the Capital Account, an amount per Unit specified in such Prospectus and credit such amount to a special non-Trust account designated by the Depositor out of which the deferred sales charge will be distributed to or on the order of the Depositor on such Deferred Sales Charge Payment Dates (the "Deferred Sales Charge Account"). If the balance in the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, advance funds in an amount required to fund the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Capital Account, and/or sell Securities and credit the proceeds thereof to the Deferred Sales Charge Account, provided, however, that the aggregate amount advanced by the Trustee at any time for payment of the deferred sales charge shall not exceed $15,000. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold and include instructions as to the execution of such sale. In the absence of such direction by the Depositor, the Trustee shall sell Securities sufficient to pay the deferred sales charge (and any unreimbursed advance then outstanding) in full, and shall select Securities to be sold in such manner as will maintain (to the extent practicable) the relative proportion of number of shares of each Security then held. The proceeds of such sales, less any amounts paid to the Trustee in reimbursement of its advances, shall be credited to the Deferred Sales Charge Account. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, withhold from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Deferred Sales Charge Account. If the Trust Fund is terminated for reasons other than that set forth in Section 8.01(g)(ii), the Trustee shall, if so provided in the related Prospectus, on the termination of the Trust Fund, withhold from the proceeds payable to Unitholders an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Deferred Sales Charge Account. If the Trust Fund is terminated pursuant to Section 8.01(g)(ii), the Trustee shall not withhold from the proceeds payable to Unitholders any amounts of unpaid deferred sales charges. If pursuant to Section 5.02 hereof, the Depositor shall purchase a Unit tendered for redemption prior to the payment in full of the deferred sales charge due on the tendered Unit, the Depositor shall pay to the Unitholder the amount specified under Section 5.02 less the unpaid portion of the deferred sales charge. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust Fund prior to the interest of the Unitholders. The Depositor represents that the price paid by any Unitholder for Units acquired through reinvestment of Trust Fund distributions will be reduced by the aggregate amount of unpaid deferred sales charges at the time of the purchase to offset any subsequent collection by the Depositor of deferred sales charges in respect of the Units so acquired.

     Section 3.13. Bookkeeping and Administrative Expenses. If so provided in the Prospectus, as compensation for providing bookkeeping and other administrative services of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940 to the extent such services are in addition to, and do not duplicate, the services to be provided hereunder by the Trustee or the Depositor for providing supervisory services, the Depositor shall receive at the times specified in Section 3.04, against a statement or statements therefor submitted to the Trustee an aggregate annual fee in an amount which shall not exceed that amount set forth in the Prospectus, calculated as specified in
Section 3.04, but in no event shall such compensation, when combined with all compensation received from other series of the Fund or other unit investment trusts sponsored by the Depositor or its affiliates for providing such bookkeeping and administrative services in any calendar year exceed the aggregate cost to the Depositor for providing such services to such unit investment trusts. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, during the period from the Trust Agreement to the date of any such increase, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index as described under Section 3.11. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensations shall be paid by the Trustee, upon receipt of invoice therefor from the Depositor, upon which, as to the cost incurred by the Depositor of providing services hereunder the Trustee may rely, and shall be charged against the Income and Capital Accounts on or before the Distribution Date following the Record Date on which such period terminates. The Trustee shall have no liability to any Unitholder or other person for any payment made in good faith pursuant to this Section.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.13, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.13.

     Any moneys payable to the Depositor pursuant to this Section 3.13 shall be secured by a prior lien on the Trust except that no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 8.08 and of the Evaluator under the provisions of Section 4.03.

     Section 3.14. License Fees. If so provided in the Prospectus, the Depositor may enter into a Licensing Agreement (the "Agreement") with a licensor (the "Licensor") described in the Prospectus in which the Trust Fund(s), as consideration for the licenses granted by the Licensor for the right to use its trademarks, trade names and/or service marks, intellectual property rights or for the use of databases and research owned by the Licensor, will pay a fee set forth in the Agreement to the applicable Licensor or the Depositor to reimburse the Depositor for payment of the expenses.

     If the Agreement provides for an annual license fee computed in whole or part by reference to the average daily net asset value of the Trust Fund assets, for purpose of calculating the accrual of estimated expenses such annual fee shall accrue at a daily rate and the Trustee is authorized to compute an estimated license fee payment (i) until the Depositor has informed the Trustee that there will be no further deposits of additional Securities, by reference to an estimate of the average daily net asset value of the Trust Fund assets which the Depositor shall provide the Trustee, (ii) thereafter and during the calendar quarter in which the last business day of the period described in clause (i) occurs, by reference to the net asset value of the Trust Fund assets as of such last business day, and (iii) during each subsequent calendar quarter, by reference to the net asset value of the Trust Fund assets as of the last business day of the preceding calendar quarter. The Trustee shall adjust the net asset value (Trust Fund Evaluation) as of the dates specified in the preceding sentence to account for any variation between accrual of estimated license fee and the license fee payable pursuant to the Agreement, but such adjustment shall not affect calculations made prior thereto and no adjustment shall be made in respect thereof.

     Section 3.15. Creation and Development Fee. If the Prospectus related to a Trust Fund specifies a Creation and Development Fee, the Trustee shall, on the last day of each month, withdraw from the Capital Account an amount equal to the accrued and unpaid Creation and Development Fee as of such date and credit such amount to a special non-Trust account designated by the Depositor out of which the Creation and Development Fee will be distributed to the Depositor (the "Creation and Development Account"). The Creation and Development Fee will accrue on a daily basis at an annual rate as set forth in the Prospectus for a Trust Fund based on a percentage of the average daily net asset value of the Trust Fund. If the balance in the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, advance funds in an amount required to fund the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Capital Account, and/or sell Securities and credit the proceeds thereof to the Creation and Development Account, provided, however, that the aggregate amount advanced by the Trustee at any time for payment of the Creation and Development Fee shall not exceed $15,000. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold and include instructions as to the execution of such sale. In the absence of such direction by the Depositor, the Trustee shall sell Securities sufficient to pay the Creation and Development Fee (and any unreimbursed advance then outstanding) in full, and shall select Securities to be sold in such manner as will maintain (to the extent practicable) the relative proportion of the number of shares of each

Security then held. The proceeds of such sales, less any amounts paid to the Trustee in reimbursement of its advances, shall be credited to the Creation and Development Account. If a Trust Fund is terminated pursuant to Section 8.01(g), the Depositor agrees to reimburse the Unitholders for any amounts of the Creation and Development Fee collected by the Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust Fund to the interest of Unitholders. Notwithstanding the foregoing, the Depositor shall not receive any amount of the Creation and Development Fee which exceeds the maximum amount per Unit stated in the Prospectus. The Depositor shall notify the Trustee not later than ten business days prior to the date on which it anticipates that the maximum amount of the Creation and Development Fee it may receive has been accrued and shall also notify the Trustee as of the date when the maximum amount of the Creation and Development Fee has been accrued. The Trustee shall have no responsibility or liability for damages or loss resulting from any error in the information provided by the Depositor, or the Depositor's failure to provide the information, specified in the preceding sentence. The Depositor agrees to reimburse the Trust Fund and any Unitholder any amount of the Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

     Section 3.16 Foreign Currency Exchange. Unless the Depositor shall otherwise direct, whenever funds are received by the Trustee in foreign currency, upon the receipt thereof or, if such funds are to be received in respect of a sale of Securities, concurrently with the contract of the sale for the Security (in the latter case the foreign exchange contract to have a settlement date coincident with the relevant contract of sale for the Security), the Trustee shall enter into a foreign exchange contract for the conversion of such funds to U.S. dollars pursuant to the instruction of the Depositor. The Trustee shall have no liability for any loss or depreciation resulting from action taken pursuant to such instruction.

     Section 3.17. Regulated Investment Company Election. If so provided in the Prospectus for a Trust Fund, such Trust Fund elects to be treated and to qualify as a "regulated investment company" as defined in the Internal Revenue Code, and the Trustee is hereby directed to make such elections, including any appropriate election to be taxed as a corporation, as shall be necessary to effect such qualification.

                                   Article IV

                    Evaluation of Securities; The Evaluator

     Section 4.01. Evaluation of Securities. The Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the value of each issue of Securities as of the Evaluation Time as provided in the following manner:

            (a) The Evaluator will prepare each evaluation for which market quotations for the Securities are available by the use of outside services normally used and contracted with for this purpose. If the Securities are listed on a national or foreign securities exchange or The NASDAQ Stock Market, Inc., the evaluation will be based on the closing sale price on the exchange or system where the Securities are principally traded (if a Security is listed on the New York Stock Exchange, the closing sale price on that exchange shall apply) or, if there is no closing sale price on the exchange or system, at the closing bid price on the exchange or system. If such market quotations are not available, the Evaluator shall determine the value of the Securities. Such evaluation shall generally be based on the current bid prices on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If such prices are not available on the over-the-counter market, the evaluation will generally be made by the Evaluator in good faith (1) on the basis of the current bid prices for comparable securities, (2) by the Evaluator's appraising the value of the Securities in good faith at the bid side of the market or (3) by any combination thereof. If such prices are in a currency other than U.S. dollars, the Evaluation of such Security shall be converted to U.S. dollars based on current bid side exchange rates, unless the Security is in the form of an American Depositary Share or Receipt, in which case the Evaluations shall be based upon the U.S. dollar prices in the market for American Depositary Shares or Receipts (unless the Evaluator deems such prices inappropriate as a basis for valuation). As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange immediately prior to the Evaluation Time.

          For each evaluation, the Evaluator shall also determine and furnish to the Trustee and the Depositor the aggregate of (a) the value of all Securities on the basis of such evaluation and (b) on the basis of the information furnished to the Evaluator by the Trustee pursuant to Section 3.02, the amount of cash then held in the Capital Account which was received by the Trustee after the Record Date preceding such determination less any amounts held in the Capital Account for distribution to Unitholders on a subsequent Distribution Date when a Record Date occurs four business days or less after such determination. For the purposes of the foregoing, the Evaluator may obtain current prices for the Securities from investment dealers or brokers (including the Depositor) that customarily deal in similar securities.

          With respect to any Security not listed on a national or foreign exchange or The NASDAQ Stock Market, Inc., or, with respect to a Security so listed but in the unusual circumstance in which the Evaluator deems the closing sale price on the relevant exchange to be inappropriate as a basis for valuation, upon the Evaluator's request, the Depositor shall, from time to time, designate one or more evaluation services or other sources of information on which the Evaluator shall be authorized conclusively to rely in evaluating such Security. The Depositor shall also designate one or more banks (which may include the Trustee) or other source of information from which the Evaluator shall take foreign exchange rate quotations. The Evaluator shall have no liability for any errors in the information received from any source designated by the Depositor. The cost thereof shall be an expense reimbursable to the Evaluator from the Income and Capital Accounts.

            (b) Notwithstanding Section 4.01(a), except in those cases in which the Securities are listed on a national or foreign securities exchange or The NASDAQ Stock Market, Inc., and the closing sales prices are used and except for Trust Fund Evaluations required by Section 5.02 in determining Redemption Price, during the initial offering period, the evaluations of the Securities shall generally be made in the manner described in Section 4.01(a) based on the closing ask prices of the Securities rather than the closing bid prices and on current offering side exchange rates.

     Section 4.02. Certain Information to Be Made Available. For the purpose of permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unitholder upon request any evaluations pursuant to Section 4.01 which concern the Trust Fund in which such Unitholder holds Units.

     Section 4.03. Compensation of the Evaluator. As compensation for its services hereunder, the Evaluator shall receive at the times specified in
Section 3.04 against a statement therefor submitted to the Trustee on or before each Distribution Date the amount specified as compensation for the Evaluator in the Prospectus, calculated as specified in Section 3.04, but, if the Depositor is acting as Evaluator, in no event shall such compensation, when combined with all compensation received from other series of the Fund or other unit investment trusts sponsored by the Depositor or its affiliates for services as Evaluator, in any calendar year exceed the aggregate cost to the Depositor of providing such services. The rate of such compensation may be increased from time to time, without the consent or approval of any Unitholder or the Trustee, by amounts not exceeding the proportionate increase, during the period from the date of the Trust Agreement to the date of any such increase, in consumer prices as last published prior to each such date under the classification "All Services Less Rent of Shelter" in the Consumer Price Index For All Urban Consumers (CPI-U) U.S. City Average, not seasonally adjusted, base 1982 - 84 = 100, published by the United States Department of Labor. In the event that such classification ceases to incorporate a significant number of items, or if a substantial change is made in the method of establishing such classification, then the classification shall be adjusted in a fair and reasonable manner to the figure that would have resulted had no substantial change occurred in the manner of computing such classification. In the event that such classification (or a successor or substitute index) is not available, such governmental or other service or publication as shall evaluate the information in substantially the same manner as the aforesaid classification, shall be used in lieu thereof. Such compensation shall be charged by the Trustee, upon receipt of invoice therefor from the Evaluator, against the Income and Capital Accounts on or before the Distribution Date. If the cash balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.03, the Trustee shall have the power to sell (i) Securities designated to be sold pursuant to Section 5.02 hereof or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.03. Any moneys payable to the Evaluator pursuant to this Section 4.03 shall be secured by a prior lien on the Trust Fund except that such lien shall be junior and subordinate to any lien in favor of the Trustee under the provisions of Section 8.08.

     Section 4.04. Liability of the Evaluator. The Trustee, the Depositor and the Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith. The Evaluator shall be under no liability to the Trustee, the Depositor or the Unitholders except for any liability to which it would be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     Section 4.05. Resignation, Removal and Other Matters Relating to the Evaluator. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as the Evaluator and filing the same with the Depositor (if separate from the Evaluator) and the Trustee not less than 60 days before the date specified in such instrument when, subject to
Section 4.05(c), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall use its best efforts to appoint a successor Evaluator having qualifications and at a rate of compensation satisfactory to the Depositor. Such appointment shall be made by written instrument executed by the Depositor and the Trustee in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor or the Trustee may remove the Evaluator at any time upon thirty days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Unitholder.

     (b) If the Evaluator resigns and no successor evaluator shall have been appointed and have accepted appointment within 30 days after receipt of the notice of resignation by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor evaluator.

     (c) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named the Evaluator herein and shall be bound by all the terms and conditions of this Agreement. Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section 4.05 shall become effective upon such acceptance of appointment.

     (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                                   Article V

                  Trust Fund Evaluation; Redemption of Units

     Section 5.01. Trust Fund Evaluation. As of the Evaluation Time next following any tender by a Unitholder for redemption and on any other business day desired by it or as may be required hereunder, the Trustee shall as to each Trust Fund:

     Add

            (1) cash on hand in the Trust Fund (other than cash held especially for the purchase of Contract Securities) and moneys in the process of being collected from declared dividends,

            (2) the aggregate value of each issue of the Securities in the Trust Fund (including Contract Securities) as determined by the Evaluator pursuant to Section 4.01, and

            (3) all other assets of the Trust;

     Deduct

            (1) amounts representing any applicable taxes, governmental charges or other charges pursuant to Section 3.03 payable out of the Trust Fund and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account,

            (2) amounts representing estimated accrued fees and expenses of the Trust Fund including but not limited to unpaid accrued Creation and Development Fees, unpaid fees and expenses of the Trustee (including legal and auditing expenses), the Evaluator, the Depositor and counsel,

            (3) amounts representing unpaid accrued organization costs, and

            (4) cash allocated for distribution to Unitholders of the Trust Fund of record as of the business day prior to the evaluation then being made.

     The resulting figure is herein called a "Trust Fund Evaluation."

     Prior to the payment to the Depositor of its reimbursable organization costs to be made at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period in accordance with
     Section 10.02, for purposes of determining the Trust Fund Evaluation under this Section 5.01, the Trustee shall rely upon the amounts representing unpaid accrued organization costs in the estimated amount per Unit set forth in the Prospectus until such time as the Depositor notifies the Trustee in writing of a revised estimated amount per Unit representing unpaid accrued organization costs. Upon receipt of such notice, the Trustee shall use this revised estimated amount per Unit representing unpaid accrued organization costs in determining the Trust Fund Evaluation but such revision of the estimated expenses shall not affect calculations made prior thereto and no adjustment shall be made in respect thereof.

     Amounts receivable by a Trust Fund in a foreign currency shall be reported to the Evaluator who shall convert the same to U.S. dollars based on current exchange rates, in the same manner as provided in Section 4.01, for the conversion of the valuation of foreign Securities, and the Evaluator shall report such conversion with each Evaluation made pursuant to Section 4.01.

     Section 5.02.  Redemption of Units; Sale of Securities.  (a) Any
Unitholder may cause any of his Units to be redeemed by the Trustee, subject to the terms of this Section 5.02, by making a written request to the Trustee at its principal trust office, and, in the case of Units evidenced by a Certificate, by tendering such Certificate to the Trustee at such office, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign such written request, and such Certificate or transfer instrument, exactly as their name appears on the records of the Trustee and on any Certificate representing the Units to be redeemed. Such signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. Such redemption shall be made by the Trustee on the third business day following the day on which request for redemption is received by the Trustee, (such date being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon and subject to payments in the form of In Kind Distributions (as defined below), such redemption is to be made by payment on the Redemption Date of cash equal to the Unit Value (determined on the basis of the Trust Fund Evaluation made in accordance with Section 5.01) multiplied by the number of Units being redeemed (herein called the "Redemption Price"). The portion of the Redemption Price which represents dividends shall be withdrawn from the Income Account of the affected Trust Fund to the extent available. The balance paid on any redemption shall be withdrawn from the Capital Account of the affected Trust Fund to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell from such Trust Fund such Securities from among those designated for such purpose by the Depositor as the Trustee in its discretion, shall deem advisable or necessary. In the event that funds are withdrawn from the Capital Account or Securities are sold for payment of any portion of the Redemption Price representing declared but unpaid dividends, the Capital Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

      (b) The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption or postpone the date of payment of the Redemption Price for more than three business days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange, Inc. is closed other than customary weekend and holiday closings; (2) for any period during which (i) trading on the New York Stock Exchange, Inc. is restricted or (ii) an emergency exists as a result of which disposal by the Trust Fund of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities for the purposes of any Trust Fund Evaluation; or (3) for such other period as the Securities and Exchange Commission may by order permit.

     (c) No later than the close of business on the day of tender of any Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Units by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second business day after the day on which such Units were tendered for redemption. Such purchase shall be made by payment for such Units by the Depositor to the Unitholder not later than the close of business on the Redemption Date of any amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Unitholder. Any Unit so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption in the manner provided in the first paragraph of this Section 5.02.

     (d) Notwithstanding anything to the contrary in this Section 5.02, if offered by the terms of the Prospectus, any Unitholder may, if such Unitholder tenders at least that number of Units set forth in the Prospectus for redemption and makes such tender on or prior to the date provided in the Prospectus, request at the time of tender to receive from the Trustee in lieu of cash such Unitholder's pro rata share of each Security then held by the Trust Fund. Such tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the portfolio of the Trust Fund and cash from the Capital Account equal to the value of the fractional shares to which such tendering Unitholder is entitled. Such pro rata share of each Security and the related cash equal to the value of the fractional shares to which such tendering Unitholder is entitled is referred to herein as an "In Kind Distribution." An In Kind Distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.

     (e) The Depositor shall deliver a current list of Securities in each Trust Fund to be sold for the purpose of redemption of Units tendered for redemption and for payment of expenses hereunder. If at any such time the Depositor shall for any reason fail to deliver such a list, the Trustee, in its sole discretion, may designate a current list of Securities in each Trust Fund for such purposes. The net proceeds of any sale of Securities shall be credited to the Capital Account of such Trust Fund.

     (f) Except as provided in Article VII and Article VIII, neither the Depositor nor the Trustee shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale or designation of Securities made pursuant to this Section 5.02.

     (g) If applicable, Any Certificates evidencing Units redeemed pursuant to this Section 5.02 shall be cancelled by the Trustee and the Unit or Units evidenced by such Certificates shall be extinguished by such redemptions.

     (h) Sales of foreign securities shall be made in such manner and at such price as the Depositor, or its delegate, shall direct, and the Trustee shall not be liable or responsible for depreciation or loss incurred by reason of any sale made pursuant to such direction.

     (i) If a Trust Fund has elected to be taxed as a "regulated investment company" and such Trust Fund's portfolio is based upon an index, and if Securities in the Trust Fund are sold for the payment of the Redemption Price and there are excess proceeds remaining after meeting redemption requests, the Depositor or its designee may, but is not obligated to, direct the investment of such excess proceeds into any Securities included in the applicable index.

     Section 5.03. Rollover of Units. (a) If the Depositor shall offer a subsequent series of the Nuveen Unit Trust (the "New Series"), the Trustee shall, at the Depositor's direction and at the Depositor's sole cost and expense, include in the notice sent to Unitholders a form of election whereby Unitholders, whose redemption distribution would be in an amount sufficient to purchase at least one Unit of the New Series, may elect to have their Units(s) redeemed in kind in the manner provided in Section 5.02, the Securities included in the redemption distribution sold, and the cash proceeds applied by the Distribution Agent to purchase Units of the New Series, all as hereinafter provided. The Trustee shall honor properly completed election forms returned to the Trustee, accompanied by any Certificate evidencing Units tendered for redemption or a properly completed redemption request with respect to uncertificated Units, by its close of business on the Rollover Notification Date. The notice and form of election to be sent to Unitholders in respect of any redemption and purchase of Units of a New Series as provided in this section shall be in such form and shall be sent at such time or times as the Depositor shall direct the Trustee in writing and the Trustee shall have no responsibility therefor. The Distribution Agent acts solely as disbursing agent in connection with purchases of Units pursuant to this Section and nothing herein shall be deemed to constitute the Distribution Agent a broker in such transactions.

     All Units so tendered by a Unitholder (a "Rollover Unitholder") shall be redeemed and cancelled on such date during the Special Redemption and Liquidation Period as the Depositor shall determine and notify the Trustee thereof. Subject to payment by such Rollover Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made in kind pursuant to Section 5.02 by distribution of cash and/or Securities to the Distribution Agent based on the net asset value on the date the Units are redeemed and cancelled multiplied by the number of Units being redeemed (herein called the "Rollover Distribution").

     All Securities included in a Unitholder's Rollover Distribution shall be sold by the Distribution Agent during the Special Redemption and Liquidation Period pursuant to the Depositor's direction, and the Distribution Agent shall, when directed by the Depositor, employ the Depositor or one of its affiliates as broker in connection with such sales. For such brokerage services, the Depositor or such affiliate shall be entitled to compensation at its customary rates, provided however, that its compensation shall not exceed the amount authorized by applicable securities laws and regulations. The Depositor or such affiliate shall direct that sales be made in accordance with the guidelines set forth in the related Prospectus. The Distribution Agent shall have no responsibility for any loss or depreciation incurred by reason of any sale made pursuant to this Section.

     Upon each trade date for sales of Securities included in the Rollover Unitholder's Rollover Distribution, the Distribution Agent shall, as agent for such Rollover Unitholder, enter into a contract with the Depositor to purchase from the Depositor Units of the New Series (if any), at the Depositor's public offering price for such Units on such day, and at such reduced sales charge as shall be described in the Prospectus for the New Series. Such contract shall provide for purchase of the maximum number of Units of the New Series whose purchase price is equal to or less than the cash proceeds held by the Distribution Agent for the Unitholder on such day (including therein the proceeds anticipated to be received in respect of Securities traded on such day net of all brokerage fees, governmental charges and any other expenses incurred in connection with such sale), to the extent Units are available for purchase from the Depositor. In the event a sale of Securities included in the Rollover Unitholder's redemption distribution shall not be consummated in accordance with its terms, the Distribution Agent shall apply the cash proceeds held for such Unitholder as of the settlement date for the purchase of Units of the New Series to purchase the maximum number of units which such cash balance will permit, and the Depositor agrees that the settlement date for Units whose purchase was not consummated as a result of insufficient funds will be extended until cash proceeds from the Rollover Distribution are available in a sufficient amount to settle such purchase. If the Unitholder's Rollover Distribution will produce insufficient cash proceeds to purchase all of the Units of the New Series contracted for, the Depositor agrees that the contract shall be rescinded with respect to the Units as to which there was a cash shortfall without any liability to the Rollover Unitholder or the Distribution Agent. Any cash balance remaining after such purchase shall be distributed within a reasonable time to the Rollover Unitholder by check mailed to the address of such Unitholder on the registration books of the Trustee. Any cash held by the Distribution Agent shall be held in a non-interest bearing account which will be of benefit to the Distribution Agent. Except as provided in Article VIII, neither the Trustee nor the Distribution Agent shall have any responsibility or liability for loss or depreciation resulting from any reinvestment made in accordance with this paragraph, or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase.

     (b) Notwithstanding the foregoing, the Depositor may, in their discretion at any time, decide not to offer Trust Series in the future, and if so, this
Section 5.03 concerning the Rollover of Units shall be inoperative.

     (c) The Distribution Agent shall receive no fees for performing its duties hereunder. The Distribution Agent shall, however, be entitled to receive reimbursement from the Trust for any and all expenses and disbursements to the same extent as the Trustee is permitted reimbursement hereunder.

                                   Article VI

        Issuance, Transfer, Interchange and Replacement of Certificates

     Section 6.01. Issuance of Certificates. Unless otherwise provided in the Prospectus, Certificates representing Units held by a Unitholder will be issued unless a Unitholder requests to hold Units in book entry form. Certificates that have been issued may be returned to the

Trustee at any time and cancelled, without affecting the Unitholder's interest in the Trust Fund, when accompanied by proper written instructions from the Unitholder.

     Section 6.02. Transfer of Units; Interchange of Certificates. A Unitholder may transfer any of his Units by making a written request to the Trustee at its unit investment trust office and, in the case of Units evidenced by a Certificate, by presenting and surrendering such Certificate at such office properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign such written request, and such Certificate of transfer instrument, exactly as their name appears on the records of the Trustee and on any Certificate representing the Units to be transferred. Such signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. Such transfer shall thereupon be made on the records of the Trustee and, if appropriate, a new registered Certificate or Certificates for the same number of Units of the same Trust Fund shall be issued in exchange and substitution therefor. Certificates issued pursuant to this Agreement are interchangeable for one or more other Certificates of the same Trust Fund in an equal aggregate number of Units and all Certificates issued shall be issued in denominations of one Unit or any whole multiple thereof as may be requested by the Unitholder. The Trustee may deem and treat the person in whose name any Unit or Certificate shall be registered upon the books of the Trustee as the owner of such Unit or Certificate for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary. The transfer books maintained by the Trustee for each Trust Fund for the purpose of this
Section 6.02 shall be closed for an individual Trust Fund as such Trust Fund is terminated pursuant to Article IX hereof.

     A sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid to the Trustee. A Unitholder may be required to pay $2 (or such other amount as may be specified by the Trustee and approved by the Depositor) for each new Certificate issued on any such transfer or interchange.

     All Certificates cancelled pursuant to this Agreement, other than those endorsed for transfer, may be cremated or otherwise destroyed by the Trustee.

     Section 6.03. Replacement of Certificates. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the Unitholder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur, provided, however, that if the particular Trust Fund has terminated or is in the process of termination, the Trustee, in lieu of issuing such new Certificate, may, upon the terms and conditions set forth herein, make the distributions set forth in Section 9.01 hereof. Any mutilated Certificate shall be duly surrendered and cancelled before any duplicate Certificate shall be issued in exchange and substitution therefor. Any duplicate Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. Upon issuance of any duplicate Certificate pursuant to this Section 6.03, the Certificate claimed to have been lost, stolen or destroyed shall become null and void and of no effect, and any bona fide purchaser thereof shall have only such rights as are afforded under Article 8 of the Uniform Commercial Code to a holder presenting a Certificate for transfer in the case of an over issue.

     Section 6.04. Form of Certificate. Each Certificate shall be in fully registered form, shall be numbered serially for identification, shall be executed in facsimile by the original Depositor of the Trust Fund in question and manually by an authorized signatory of the Trustee, shall be dated the date of execution and delivery by the Trustee and shall represent a fractional undivided interest in the specified Trust Fund, the numerator of which fraction shall be the number of Units set forth on the face of such Certificate and the denominator of which shall be the total number of Units of undivided interest of such Trust Fund outstanding at any such time.

                                  Article VII

                                   Depositor

     Section 7.01. Certain Matters Regarding Succession. The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of any Depositor. In the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners shall be relieved of all further liability under this Agreement. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Agreement.

     Section 7.02. Liability of Depositor and Indemnification. (a) The Depositor shall not be under any liability to any Trust Fund or the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities, provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, the Trustee's counsel, the Evaluator or any other person for any matters arising hereunder. The Depositor shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Unitholder, the Evaluator or the Trustee other than as expressly provided for herein.

     (b) Each Trust Fund shall pay and hold the Depositor harmless from and against any loss, liability or expense incurred in acting as Depositor of such Trust Fund other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability, provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund concerned and shall be paid directly by the Trustee out of the Income and Capital Accounts of such Trust Fund.

     (c) None of the provisions of this Agreement shall be deemed to protect or purport to protect the Depositor against any liability to the Trust Fund or to the Unitholders to which the Depositor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of the Depositor's reckless disregard of its obligations and duties under this Agreement.

     (d) The Depositor may employ agents in connection with its duties under
Section 3.11 and 3.13 hereof and shall not be answerable for the default or misconduct of such agents if they shall have been selected with reasonable care. The fees of such agents shall be reimbursable to the Depositor from the Trust Fund, provided, however, that the amount of such reimbursement in any year (i) shall reduce the amount payable to the Depositor for such year with respect to the service in question and shall not exceed the maximum amount payable to the Depositor for such service for such year and (ii) if such agent is an affiliate of the Depositor, the amount of the reimbursement, when combined with (a) all compensation received by such agent from other series of the Fund or other unit investment trusts sponsored by the Depositor or its affiliates and (b) the amount payable to the Depositor from the Trust Fund and from other series of the Fund or other unit investment trusts sponsored by the Depositor or its affiliates in respect of the service in question, shall not exceed the aggregate cost of such agent and the Depositor of providing such service. The Trustee shall pay such reimbursement against the Depositor's invoice therefor upon which the Trustee may rely as the Depositor's certification that the amount claimed complies with the provisions of this paragraph.

                                 Article VIII


                                    Trustee

     Section 8.01. General Matters Relating to the Trustee. (a) All moneys deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the appropriate Trust Fund or Reserve Account until required to be disbursed in accordance with the provisions of this Agreement and such moneys will be segregated in such manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

     (b) The Trustee shall be under no liability for any action taken in good faith on any evaluation, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document whether or not of the same kind, prima facie properly executed, or the disposition of moneys or Securities pursuant to this Agreement; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, and the Trustee may construe any of the provisions of this Agreement insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto and the Unitholders.

     (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor, or for the form, character, genuineness, sufficiency, value or validity of any Securities or for or in respect of the validity or sufficiency of any Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or to the Depositor or Evaluator, other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor.

     (d) The Trustee shall not be under any obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may be required, and any pecuniary cost of the Trustee from such actions shall be deductible ratably from and a ratable charge against the Trust Funds concerned. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust Funds and the rights and interests of the Unitholders pursuant to the terms of this Agreement, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee ratably from the Trust Funds concerned.

     (e) (I) Subject to the provisions of subparagraphs (II) and (III) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however, that this disclaimer of liability shall not (i) excuse the Trustee from the responsibilities specified in subparagraph II below or (ii) limit the obligation of the Trustee to indemnify the Trust Fund under subparagraph III below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust Fund reimbursable from the Income and Capital Accounts of the affected Trust Fund as set forth in section 8.05 and 3.04 hereof.

     (II) The Trustee may place and maintain in the care of an eligible foreign custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (I) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) a Trust Fund's foreign securities, cash and cash equivalents in amounts reasonably necessary to effect the Trust Fund's foreign securities transactions, provided that the Trustee hereby agrees to perform all the duties assigned by rule 17f-5 as now in effect or as it may be amended in the future, to the boards of directors of management investment companies. The Trustee's duties under the preceding sentence will not be delegated.

     As used in this subparagraph (II),

          (1) "foreign securities" include: securities issued and sold primarily outside the United States by a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country and securities issued or guaranteed by the government of the United States or by any state or any political subdivision thereof or by any agency thereof or by any entity organized under the laws of the United States or of any state thereof which have been issued and sold primarily outside the United States.

          (2) "eligible foreign custodian" means (a) the following securities depositories and clearing agencies which operate transnational systems for the central handling of securities or equivalent book entries which, by appropriate exemptive order issued by the Securities and Exchange Commission, have been qualified as eligible foreign custodians for the Trust Funds but only for so long as such exemptive order continues in effect: the Euroclear System ("Euroclear") and Cedel Bank S.A. ("CEDEL").

          (b) Any other entity that shall have been qualified as an eligible foreign custodian for the foreign securities of the Trust Funds by the Securities and Exchange Commission by exemptive order, rule or other appropriate action, commencing on such date as it shall have been so qualified but only for so long as such exemptive order, rule or other appropriate action continues in effect.

     (III) The Trustee will indemnify and hold the Trust Funds harmless from and against any loss occurring as a result of an eligible foreign custodian's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing custodial duties.

     (f) If at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Agreement are affirmatively required by it to be undertaken or performed, or the Depositor shall be incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Depositor or of its property shall be appointed, or any public officer shall take charge or control of the Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may do any one or more of the following: (1) appoint a successor Depositor who shall act hereunder in all respects in place of such Depositor and which may be compensated, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Income Account or, to the extent funds are not available in such Account, from the Capital Account of the Trust Funds but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940; (2) continue to act as Trustee hereunder without terminating this Agreement; or (3) terminate this Agreement and the trust created hereby and liquidate the Trust Funds in the manner provided in Section 9.01.

     (g) (i) The Trustee may in its discretion, and shall if so directed by the Depositor, terminate this Agreement and any Trust Fund created hereby (but only insofar as the Agreement relates to such Trust Fund) and liquidate such Trust Fund, all in the manner provided in Section 9.01 if the value of such Trust Fund as shown by any Trust Fund Evaluation shall be less than the liquidation amount specified in the Prospectus; and (ii) the Trustee shall terminate this Agreement and any Trust Fund created hereby (but only insofar as the Agreement relates to such Trust Fund) and liquidate such Trust Fund all in the manner provided in Section 9.01 if by reason of the aggregate redemption of Units not theretofore sold by the Depositor and/or one or more of the underwriters the net worth of such Trust Fund is reduced to less than 40% of the aggregate original value of the Securities initially deposited therein.

     (h) In no event shall the Trustee be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon any dividends or interest thereon. The Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts of the appropriate Trust Fund for all such taxes and charges, for any tax or charge imposed against the Trustee as Trustee of such Trust Fund and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges.

     (i) Notwithstanding any provisions of this Agreement to the contrary, no payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for each Trust Fund or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed the Trustee as an expense except (a) for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee and (b) such other amounts permitted under the Investment Company Act of 1940.

     (j) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, obligations issued by the same issuer (or an affiliate of such issuer) or any Securities at any time held as part of the Trust Fund and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

     (k) The Trust Fund may include a letter or letters of credit for the purchase of Securities or Contract Securities issued by the Trustee in its individual capacity for the account of the Depositor and the Trustee may otherwise deal with the Depositor and the Trust Fund within the same rights and powers as if it were not the Trustee hereunder.

     (l) The Trustee except by reason of its own negligence or willful misconduct shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     (m) The Bank of New York, or an affiliate, may, when instructed by the Depositor pursuant to Section 3.16, enter into foreign exchange transactions with the Trust Fund, with the same rights and powers as if The Bank of New York were not the Trustee hereunder.

     The provisions of this section and the indemnification provided the Trustee under Section 8.05 and collateral security provided the Trustee under Section
8.08 shall apply as fully to the Trustee in its capacity as Evaluator, Program Agent and Distribution Agent.

     Section 8.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust Fund under this Indenture at its unit investment trust office including a record of the name and address of, and the Certificates issued by each Trust Fund and held by, every Unitholder, and such books and records of each Trust Fund shall be open to inspection by any Unitholder of such Trust Fund at all reasonable times during the usual business hours.

     Unless the Depositor determines that such an audit is not required, the account of each Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders. The Trustee, however, in connection with any such audits shall not be obligated to use Trust Fund assets to pay for such audits in excess of the amounts indicated in the Prospectus relating to such Trust Fund.

     To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor, the Trustee shall pay, or reimburse to the Depositor or others, the costs of the preparation of documents and information with respect to a Trust Fund required by law or regulation in connection with the maintenance of a secondary market in Units of such Trust Fund. Such costs may include, but are not limited to, accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under federal and state securities laws. Such costs shall be a Trust Fund expense and the Trustee shall not be obligated to advance any of its own funds to make such payments.

     Section 8.03. Reports to Securities and Exchange Commission and Others. Upon the request of the Depositor, the Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

     Section 8.04. Agreement and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Agreement on file at its unit investment trust office available for inspection by any Unitholder at all reasonable times during its usual business hours, and the Trustee shall keep and so make available for inspection a current list of the Securities in each Trust Fund.

     Section 8.05. Compensation of Trustee. The Trustee shall receive at the times and in the manner set forth in Section 3.04 as compensation for performing the usual, ordinary, normal and recurring services under this Agreement during the preceding month an amount equal to the amount specified as compensation for the Trustee in the Prospectus. Such fee shall be calculated as specified in
Section 3.04. The Trustee may periodically adjust the compensation provided for pursuant to this paragraph (i) in response to fluctuations in short-term interest rates and average cash balances of the Trust Fund accounts (reflecting the cost to the Trustee of advancing funds to a Trust and changes in anticipated earnings on cash balances) and (ii) in addition, may from time to time, without the consent or approval of any Unitholder or the Depositor, adjust such portion of its fee as is not computed by reference to the cash balance in the Trust Fund accounts by amounts not exceeding the proportionate increase, during the period from the date of such Trust Agreement to the date of any such increase, in consumer prices as last published prior to each such date under the classification "All Services Less Rent of Shelter" in the Consumer Price Index For All Urban Consumers (CPI-U) U.S. City Average, not seasonally adjusted, base 1982 - 84 = 100, published by the United States Department of Labor. In the event that such classification ceases to incorporate a significant number of items, or if a substantial change is made in the method of establishing such classification, then the classification shall be adjusted in a fair and reasonable manner to the figure that would have resulted had no substantial change occurred in the manner of computing such classification. In the event that such classification (or a successor or substitute index) is not available, such governmental or other service or publication as shall evaluate the information in substantially the same manner as the aforesaid classification, shall be used in lieu thereof. The Trustee shall also receive, at the times and in the manner set forth in Section 3.04, reimbursement for any and all expenses, disbursements and advances incurred hereunder (except as set forth in Section 8.01(e)), including legal and auditing expenses and additional compensation for any extraordinary services performed hereunder, which extraordinary services shall include, but not be limited to, all costs and expenses incurred by the Trustee in making any annual or other reports pursuant to Section 8.03, or in making any distribution of cash attributable to failed contracts covering Contract Securities in accordance with Section 3.04; provided, however, that the amount of any such charge which has not been finally determined as of any Distribution Date may be estimated and any necessary adjustments shall be made in any succeeding period.

     The Trustee shall be indemnified ratably from the Trust Funds and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or reckless disregard of its duties on the part of the Trustee arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in the premises.

     The Trustee's normal and extraordinary compensation and reimbursement of the above-mentioned expenses and losses shall be charged by the Trustee against the Income and Capital Accounts of the appropriate Trust Funds in accordance with Section 3.04. If the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 8.05, the Trustee shall have the power to sell Securities in the manner provided in
Section 5.02 hereof. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 8.05.

     Section 8.06. Resignation, Discharge or Removal of the Trustee; Successors. (a) The Trustee may resign and be discharged of the trust created by this Agreement by executing an instrument in writing resigning as Trustee of such trust, filing the same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such instrument when, subject to Section 8.06(c), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall use its best efforts promptly to appoint a successor trustee in the manner and meeting the qualifications hereinafter provided, by written instrument or instruments delivered to the resigning Trustee and the successor trustee. In case at any time the Trustee shall not meet the requirements set forth in Section 8.06 hereof, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Trustee in an involuntary case, or the Trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the Trustee or for any substantial part of its property shall be appointed, or the Trustee shall generally fail to pay its debts as they become due, the Depositor, upon 60 days' prior written notice, may remove the Trustee and appoint a successor trustee having qualifications and at a rate of compensation satisfactory to the Depositor by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. The Depositor may remove the Trustee at any time with or without cause and appoint a successor Trustee by written instrument or instruments delivered not less than sixty days prior to the effective date of such removal and appointment to the Trustee so removed and to the successor Trustee. Notice of such appointment of a successor trustee shall be mailed promptly after acceptance of such appointment by the successor trustee to each Unitholder then of record.

     (b) In case at any time the Trustee shall resign and no successor trustee shall have been appointed within thirty days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (c) Any successor trustee appointed hereunder shall execute and acknowledge to the Depositor and the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Trustee herein and shall be bound by all the terms and conditions of this Agreement provided, however, that no successor trustee shall be under any liability hereunder for occurrences or omissions prior to the execution of such instrument. Upon the request of such successor trustee, the retiring Trustee shall, upon payment of all amounts due the retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, if any, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of a Trustee and appointment of a successor trustee pursuant to this Section 8.06 shall become effective upon such acceptance of appointment by the successor trustee.

     (d) Any corporation into which a Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such Trustee hereunder shall be a party, shall be the successor trustee under this Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     Section 8.07. Qualification of Trustee. The Trustee and any successor trustee shall be a corporation organized under laws of the United States, or any state thereof, which is authorized under such laws to exercise trust powers and has at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     Section 8.08. Collateral. As collateral security for the prompt payment to the Trustee of all reimbursement to which the Trustee is entitled hereunder and of all sums at any time owed to or payable to the Trustee hereunder (including, without limitation, the prompt reimbursement of the Trustee for any sums that it may from time to time advance to the account of the Trust Fund), the Trustee is hereby granted a first and prior lien and security interest in and to the Trust Fund and all Securities now or hereafter included therein, including (without limitation) those Securities listed in the Trust Agreement, together with all Securities, obligations, Contract Securities and instruments received in exchange or substitution therefor and all proceeds thereof and all additions and substitutions.


                                  Article IX

                                  Termination

     Section 9.01. Procedure Upon Termination. This Agreement and the trust created hereby shall terminate as to an individual Trust Fund upon the maturity, redemption, sale or other disposition, as the case may be, of the last Security held hereunder in such Trust Fund, unless sooner terminated as hereinbefore specified, and may be terminated at any time by written instrument executed by the Depositor and consented to by holders of Units representing 66-2/3% of the Units of such Trust Fund then outstanding under this Agreement; provided, that in no event shall any individual Trust Fund continue beyond the Mandatory Termination Date for such Trust Fund.

     Written notice of any termination, specifying the time or times at which any Unitholder holding Certificates may surrender such Certificates for cancellation and the date, determined by the Trustee, upon which the transfer books of the Trustee, maintained pursuant to Section 8.02, shall be closed with respect to the terminated Trust Fund or the entire Fund, as the case may be, shall be given by the Trustee to Unitholders of such terminated Trust Fund or all Unitholders, as the case may be.

     Within a reasonable period of time after the termination of a Trust Fund or the entire Fund, the Trustee shall sell all of the Securities then held, if any, and shall:

          (a) deduct from the Income Account or to the extent that funds are not available in such Account, from the Capital Account of every Trust Fund separately and pay to itself individually an amount equal to the sum of (1) its accrued compensation for its ordinary services in connection with such Trust Fund,
     (2) any compensation due it for its extraordinary services in connection with such Trust Fund and (3) any other expenses, disbursements and advances in connection with such Trust Fund as provided herein;

          (b) deduct from the Income Account or to the extent that funds are not available in such account, from the Capital Account of every Trust Fund separately and pay accrued and unpaid fees in connection with such Trust Fund of the Evaluator, the Depositor and counsel, if any;

          (c) deduct from the Income Account, or to the extent that funds are not available from such Account, from the Capital Account of every Trust Fund separately any amounts which it in its sole discretion shall deem requisite to be deposited in the Reserve Account to provide for any applicable taxes or other governmental charges that may be payable out of such Trust Fund;

          (d) distribute to each Unitholder (upon surrender for cancellation of his Certificate or Certificates, if issued) such Unitholder's interest in the balances of the Income and, on the conditions set forth in Section 3.03 hereof, the Reserve Accounts of the Trust Fund in which he holds Units;

          (e) either distribute in cash to each Unitholder (upon surrender for cancellation of his Certificate or Certificates, if issued) such Unitholder's pro rata share of the balance of the Capital Account, or, in the alternative, if offered by the terms of the Prospectus, distribute to each Unitholder who then owns at least that number of Units set forth in the Prospectus and who has requested an In Kind Distribution under the conditions set forth in Section 5.02, such holder's In Kind Distribution as set forth in Section 5.02; and

          (f) together with such distribution to each Unitholder as provided for in paragraph (d) and (e), furnish to each such Unitholder a final statement as of the date of the computation of the amount distributable to Unitholders of the same Trust Fund, setting forth the data and information in substantially the form and manner provided for in Section 3.05 hereof.

     Any Unitholder who receives an In Kind Distribution, if offered by the terms of the Prospectus, shall receive such Distribution in the same manner as is provided in connection with redemptions in Section 5.02.

     If a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, and if the Trust Fund involved seeks to consist of securities included in a securities index, then notwithstanding anything to the contrary herein, if at any time the index shall no longer be compiled, maintained or made available, the Depositor may (a) direct that the Trust created hereby continue to be operated hereunder utilizing the components of the index as existed on the last date on which the index components were available to a Trust Fund or (b) direct the Trustee to terminate this Agreement and the Trusts created hereby and liquidate the Trusts in such manner as the Depositor shall direct.

     Section 9.02. Notice to Unitholders. In the event that all of the Unitholders holding Certificates shall not surrender their Certificates for cancellation within six months after the time specified in the applicable, above-mentioned notice, the Trustee shall give a second written notice to the remaining Unitholders to surrender their Certificates for cancellation and receive the liquidating distribution with respect thereto. If within one year after the second notice all the Certificates issued shall not have been surrendered for cancellation, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Unitholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in the affected Trust Fund.

     Section 9.03. Moneys to be Held in Trust Without Interest. The Trustee shall be under no liability with respect to moneys in the Income, Capital and Reserve Accounts upon termination, except to hold the same in trust without interest.

     Section 9.04. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor shall not, subject to Section 8.01(f), operate to terminate this Agreement or the Fund or any individual Trust Fund.


                                   Article X

                           Miscellaneous Provisions

     Section 10.01. Amendment and Waiver. (a) For each Trust Fund other than those that elect to be treated as a "regulated investment company" as defined in the Internal Revenue Code, this Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision contained herein; (ii) to change any provision hereof as may be required by the Securities and Exchange Commission or any successor governmental agency exercising similar authority; or (iii) to make such other provisions in regard to matters or questions arising hereunder as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Depositor and the Trustee). This Agreement may also be amended from time to time by the Depositor and the Trustee (or the performance of any of the provisions of this Agreement may be waived) with the consent of holders of Units representing 66-2/3% of the Units at the time outstanding under the Trust Agreement of the individual Trust Fund or Trust Funds affected for the purpose of adding any provisions of this Agreement or of modifying in any manner the rights of the holders of Units of such Trust Fund or Trust Funds; provided, however, that in no event may any amendment be made which would (i) alter the rights to the Unitholders as against each other, (ii) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Agreement or (iii) adversely affect the characterization of the Trust Fund as a grantor trust for federal income tax purposes; provided, further, that the consent of 100% of the Unitholders of any individual Trust Fund is required to amend this Agreement (i) to increase the number of Units of such Trust Fund issuable hereunder above the number of Units specified in the Prospectus or such lesser amount as may be outstanding at any time during the term of this Agreement, (ii) to permit, in addition to acquisitions permitted under Section 3.10 hereof, the acquisition hereunder of any Securities for such Trust Fund different from those specified in Schedule A to the Trust Agreement, (iii) to reduce the aforesaid percentage of Units the holders of which are required to consent to certain amendments and
(iv) to reduce the interest in such Trust Fund represented by any Units of such Trust Fund.

     (b) If a Trust Fund has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code and notwithstanding Section 10.01(a), this Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision contained herein; (ii) to change any provision hereof as may be required by the Securities and Exchange Commission or any successor governmental agency exercising similar authority;
(iii) to make such amendments as may be necessary for each Trust Fund to continue to qualify as a regulated investment company for federal income tax purposes; or (iv) to make such other provisions in regard to matters or questions arising hereunder as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Depositor and the Trustee). This Agreement may also be amended from time to time by the Depositor and the Trustee (or the performance of any of the provisions of this Agreement may be waived) with the consent of holders of Units representing 66-2/3% of the Units at the time outstanding under the Trust Agreement of the individual Trust Fund or Trust Funds affected for the purpose of adding any provisions of this Agreement or of materially modifying in any manner the rights of the holders of Units of such Trust Fund or Trust Funds; provided, however, that in no event may any amendment be made which would (i) alter the rights to the Unitholders as against each other, (ii) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Agreement or
(iii) adversely affect the characterization of a Trust as a regulated investment company for federal income tax purposes; provided, further, that the consent of 100% of the Unitholders of any individual Trust Fund is required to amend this Agreement (i) to reduce the aforesaid percentage of Units the holders of which are required to consent to certain amendments and (ii) to reduce the interest in such Trust Fund represented by any Units of such Trust Fund.

     Promptly after the execution of any amendment requiring the consent of the Unitholders or any of any other amendment if directed by the Depositor, the Trustee shall furnish written notification of the substance of such amendment to each Unitholder then of record affected thereby.

     It shall not be necessary for the consent of Unitholders under this Section
10.01 or under Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Unitholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Initial Costs. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust Funds, and the sale of the Trust Fund Units shall be borne by the Depositor;

provided, however, that the liability on the part of the Depositor under this section shall not include any fees or other expenses incurred in connection with the administration of the Trust Funds subsequent to the deposit referred to in
Section 2.01. At the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period (as certified by the Depositor to the Trustee), the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Capital Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust Funds in an amount certified to the Trustee by the Depositor. In no event shall the amount paid by the Trustee to the Depositor for the Depositor's reimbursable expenses of organizing a Trust Fund exceed the estimated per Unit amount of organization costs set forth in the prospectus for the Trust Fund multiplied by the number of Units of the Trust Fund outstanding at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period; nor shall the Depositor be entitled to or request reimbursement for expenses of organizing a Trust Fund incurred after the earlier of six months after the Initial Date of Deposit or the end of the initial offering period. If the cash balance of the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Depositor, or distribute to the Depositor Securities having a value, as determined under Section 4.01 as of the date of distribution, sufficient for such reimbursement. Securities sold or distributed to the Depositor to reimburse the Depositor pursuant to this Section shall be sold or distributed by the Trustee to the extent practicable, in the percentage ratio then existing (unless the Trust Fund elects to be treated as a "regulated investment company" as defined in the United States Internal Revenue Code (the "Internal Revenue Code"), in which case sales or distributions by the Trustee shall be made in accordance with the instructions of the Depositor or its designees). The reimbursement provided for in this section shall be for the account of the Unitholders of record at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section 10.02 shall be held and administered as assets of the Trust Funds for all purposes hereunder. The Depositor shall deliver to the Trustee any cash identified in the Statement(s) of Condition of the Trust Funds included in the Prospectus not later than the 10 calendar days following the Initial Date of Deposit or deposit of additional Securities, as applicable and the Depositor's obligation to make such delivery shall be secured by the letter of credit deposited pursuant to Section 2.01. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section 10.02 shall be held by the Trustee, without interest, and reserved for such purpose and, accordingly, prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per Unit amount payable pursuant to the next sentence. If a Unitholder redeems Units prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, the Trustee shall pay to the Unitholder, in addition to the Redemption Value of the tendered Units, unless otherwise directed by the Depositor, an amount equal to the estimated per Unit cost of organizing the Trust Fund set forth in the Prospectus, or such lower revision thereof most recently communicated to the Trustee by the Depositor pursuant to Section 5.01, multiplied by the number of Units tendered for redemption; to the extent the cash on hand in a Trust Fund is insufficient for such payment, the Trustee shall have the power to sell Securities in accordance with Section 5.02. As used herein, the Depositor's reimbursable expenses of organizing a Trust Fund shall include the cost of the initial preparation and typesetting of the registration statement,


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

prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust Fund, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust Fund, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

     Section 10.03. Registration (Initial and Current) of Units and Fund. The Depositor agrees and undertakes on its own part to register the Units, each Trust Fund and the Fund with the Securities and Exchange Commission and under the Blue Sky laws of such states as the Depositor may select.

     Section 10.04. Certain Matters Relating to Unitholders. (a) The death or incapacity of any Unitholder shall not operate to terminate this Agreement, the Fund or the Trust Fund in which he holds Units nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Fund or such Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Agreement, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

     (b) No Unitholder shall have any right to vote except as provided in Sections 9.01 and 10.01 or in any manner otherwise to control the operation of the Fund or the obligations of the parties hereto, nor shall anything set forth in this Agreement or the Trust Agreement or contained in the terms of any Certificates which may have been issued be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Agreement, or for any other cause whatsoever.

     (c) By the purchase and acceptance or other lawful delivery and acceptance of any Unit, whether certificated or not, the Unitholder shall be deemed to be a beneficiary of the Trust created by this Agreement and the Trust Agreement and vested with all right, title and interest in the Trust Fund therein created to the extent of the Unit or Units set forth whether evidenced by such Certificate or held in uncertificated form, subject to the terms and conditions of this Agreement and the Trust Agreement.

     (d) A Unitholder may at any time prior to the Evaluation Time on the date the Trust is terminated tender his Units or his Certificate(s) if held in certificated form (including any temporary Certificate or other evidence of ownership of Units of the Trust Fund, issued by the Trustee or the Depositor) to the Trustee for redemption, subject to and in accordance with Section 5.02.

     Section 10.05. New York Law to Govern. This Agreement is executed and delivered in the State of New York, and all laws or rules of construction of such State, except for provisions with respect to choice of law, shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

     Section 10.06. Notices. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed, first class with proper postage prepaid, or delivered to the Depositor at 333 West Wacker Drive, Chicago, Illinois 60606, or at such other address as shall be specified in the Prospectus or by the Depositor to the other parties hereto in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed, first class with proper postage prepaid, or delivered to the Trustee at 101 Barclay Street, Floor 17W, Attention: UIT Administration, New York, New York 10286, or such other address as shall be specified to the other parties hereto in writing. Any notice to be given to a Unitholder shall be duly given if mailed, first class with proper postage prepaid, or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

     Section 10.07. Severability. If any one or more of the covenants, agreements, provisions or terms shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

     Section 10.08. Separate and Distinct Series. Each series of Nuveen Unit Trust to which these Standard Terms and Conditions of Trust shall be applicable shall, for all financial and administrative purposes, be considered separate and distinct from every other series, and neither the assets of nor the expenses of any one series shall be applied or charged against any other series.


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

     In Witness Whereof, the parties hereto have caused these Standard Terms and Conditions of Trust, Dated October 2, 2000 to be duly executed.

                                             Nuveen Investments,
                                                 Depositor


                                             By  /s/ Thomas C. Muntz
                                                ------------------------
                                                 Authorized Officer


                                             The Bank of New York,
                                                 Evaluator and Trustee


                                             By  /s/ Thomas Porrazzo
                                                ------------------------
                                                 Vice President
                                                 Authorized Officer




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